                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] Definitive Additional Materials
[X] Definitive Proxy Statement              [ ] Confidential, for Use of the
[ ] Soliciting Material under Rule 14a-12       Commission Only (as permitted
                                                by Rule 14a-6(e) (2))

                          CORRECTIONAL PROPERTIES TRUST

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                                [CP TRUST LOGO]





                          CORRECTIONAL PROPERTIES TRUST

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 29, 2004



TO OUR SHAREHOLDERS:

         Our 2004 annual meeting of shareholders will be held on April 29, 2004, at 11:30 a.m. local time, at The Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida 33410. At the meeting, shareholders will consider and act on the following matters:

         1. Election of two trustees, each for a term of three years;

         2. Approval of amendments to the Correctional Properties Trust 2002 Stock Option Plan;

         3. Ratification of the appointment of Ernst & Young LLP to be our independent certified public accountants for the 2004 fiscal year; and

         4. Any other business that properly comes before the annual meeting.

         Shareholders of record at the close of business on March 12, 2004 are entitled to notice of and to vote at the meeting or any postponement or adjournment.

This is an important meeting. All shareholders are urged to attend the meeting. Whether or not you plan to attend, please mark, sign and date the enclosed proxy and return it promptly. A postage-paid return envelope is enclosed for that purpose. No postage is required if mailed in the United States. If you attend the meeting in person, you may, if you wish, revoke your proxy and vote in person.

By order of the Board of Trustees,

David J. Obernesser
Vice President, Chief Financial Officer, Secretary and Treasurer

Palm Beach Gardens, Florida
March 22, 2004



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


                          CORRECTIONAL PROPERTIES TRUST
                          3300 PGA BOULEVARD, SUITE 750
                        PALM BEACH GARDENS, FLORIDA 33410
                                 (561) 630-6336

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 29, 2004




         This proxy statement contains information relating to our annual meeting of shareholders to be held on Thursday, April 29, 2004, at 11:30 a.m. local time at The Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida 33410, or at any adjournments or postponements. The approximate date that this proxy statement and the enclosed form of proxy are first being sent to shareholders is March 29, 2004.


                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, shareholders will be asked:

         o  to elect two trustees for a term of three years,

         o  to approve and adopt amendments to our 2002 Stock Option Plan,

         o to ratify the selection of Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2004, and

         o to consider and act upon such other business as may properly come before the meeting.


         In addition, our management will report on our performance during 2003 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         Only shareholders of record at the close of business on the record date, March 12, 2004, are entitled to receive notice of the annual meeting and to vote the common shares held by them on that date at the meeting, or any postponement or adjournment of the meeting. On the record date, there were 10,977,750 common shares outstanding.

WHAT ARE THE VOTING RIGHTS OF CORRECTIONAL PROPERTIES' SHAREHOLDERS?

         Correctional Properties' shareholders will have one vote for each matter properly presented at the annual meeting for each common share owned on the record date. Therefore, if you owned 100 common shares at the close of business on March 12, 2004, you can cast 100 votes for each matter properly presented at the annual meeting.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name," that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.




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WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of all the common shares outstanding on the record date is necessary to constitute a quorum for the transaction of business at the meeting. As of the record date, 10,977,750 common shares were outstanding and entitled to vote and held by approximately 120 shareholders of record. Under Maryland law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote, but are not counted as votes cast "for" or "against" any matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the votes cast has been approved.


         If less than a majority of outstanding common shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

WHAT ARE "BROKER NON-VOTES"?

         "Broker non-votes" occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the shareholder and the firm does not have the authority to vote the shares at its discretion. Under the rules of the New York Stock Exchange, brokerage firms may have the authority to vote their customers' shares on some routine matters for which they do not receive voting instructions, including the uncontested election of trustees. The rules of the New York Stock Exchange, however, expressly prohibit brokerage firms from voting their customers' shares with respect to proposals to authorize the implementation or amendment of any equity compensation plan. Therefore, while brokerage firms may have the authority to vote all shares of our stock that they hold with respect to the proposal to elect the trustee nominees named in this proxy and the ratification of the appointment of Ernst & Young LLP as our independent auditors, even if they do not receive specific voting instructions from their customers, brokerage firms may not vote such shares to approve and adopt the amendments to the Correctional Properties Trust 2002 Stock Option Plan. In addition, if other matters are properly brought before the meeting and they are not considered routine under the applicable New York Stock Exchange rules, shares held by brokerage firms will not be voted on such non-routine matters by the brokerage firms unless they have received voting instructions and, accordingly, any such shares will be "broker non-votes" and will not be counted with respect to such matters.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

         If your shares are held in the name of a brokerage firm, they may be voted by the brokerage firm (as described above) even if you do not give the brokerage firm specific voting instructions. If you are a registered shareholder and hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the meeting.

HOW DO I VOTE?

         You can vote in any of the following ways:

                  To vote by mail:

                        o  Mark, sign and date your proxy card; and

                        o  Return it in the enclosed envelope.

                  To vote in person if you are a registered stockholder:

                        o  Attend our annual meeting;

                        o  Bring valid photo identification; and



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
                       o  Deliver your completed proxy card or ballot in person.

                  To vote in person if your shares are held in "street name:"

                       o  Attend our annual meeting;

                       o  Bring valid photo identification; and

                       o Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

         Prior to the annual meeting, we will select one or more Inspectors of Election. These Inspectors will determine the number of common shares represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.


CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         The enclosed proxy is solicited on behalf of the Board of Trustees. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Trustees. The recommendation of the Board of Trustees is set forth with the description of each item in this proxy statement. In summary, the Board of Trustees recommends a vote:

         (1) "FOR" the election of Charles R. Jones and James D. Motta as trustees of the Trust;

         (2) "FOR" the approval of the amendments to the Correctional Properties Trust 2002 Stock Option Plan; and

         (3) "FOR" the ratification of the appointment of Ernst & Young LLP as our independent certified public accountants for the 2004 fiscal year.


         The Board of Trustees does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election and a substitute nominee is designated by the Board of Trustees, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF TRUSTEES. A plurality of the votes cast at the meeting is required for the election of trustees. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more trustees will not be voted with respect to the trustee or trustees indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for trustees.

         AMENDMENT OF 2002 STOCK OPTION PLAN. The affirmative vote of a majority of the common shares present, either in person or by proxy, and voting will be required to approve and adopt the amendments to the 2002 Stock Option Plan, provided that the total vote cast on the proposal represents over 50% of all shares entitled to vote. For purposes of the vote on the amendments to the 2002


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Stock Option Plan, abstentions and broker non-votes will have the same effect as votes against the proposal unless the total vote cast represents over 50% of all shares entitled to vote on the proposal, in which event broker non-votes will have no effect on the result of the vote.

         RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. The affirmative vote of a majority of the common shares present, either in person or by proxy, and voting will be required to ratify the appointment of Ernst & Young LLP as our independent certified public accountants for the 2004 fiscal year. A properly executed proxy marked "ABSTAIN" will not be voted, although it will treated as present and entitled to vote and counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the vote.

         OTHER ITEMS. For any other item which may properly come before the meeting, the affirmative vote of a majority of the common shares present, either in person or by proxy, and voting will be required for approval, unless otherwise required by law. A properly executed proxy marked "ABSTAIN" with respect to any of those matters will not be voted, although it will treated as present and entitled to vote and counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the vote.


WHO PAYS FOR THE PREPARATION OF THE PROXY STATEMENT?

         We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us to solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

      You should review the information contained in this proxy statement separately from our 2003 Annual Report to Shareholders. Our principal executive offices are located at 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410, and our telephone number is (561) 630-6336. A list of shareholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.







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                                   PROPOSAL 1
            ELECTION OF TRUSTEES; NOMINATING AND CONTINUING TRUSTEES


         Under the terms of our Declaration of Trust, our Board of Trustees is currently comprised of eight members consisting of three classes of trustees. Class I and Class II have three trustees each and Class III has two trustees. Each year, one class of trustees is elected to serve a three-year term. The current term of the Class III trustees terminates on the date of the annual meeting. The current term of the Class I trustees terminates on the date of our 2005 annual meeting of shareholders, and the current term of the Class II trustees terminates on the date of our 2006 annual meeting of shareholders. Unless instructed otherwise, the persons named on the accompanying proxy card will vote for the election of the nominees for election to the Board of Trustees, Charles R. Jones and James D. Motta, to serve for the ensuing three-year period and until their successors are duly elected and qualify. Both of the nominees, Messrs. Jones and Motta, are presently Class III Trustees who were elected in 2001. Messrs. Richard R. Wackenhut, William M. Murphy and Robert
R. Veach, Jr., currently serve as Class I trustees and Messrs. Clarence E. Anthony, Anthony P. Travisono and George R. Wackenhut currently serve as Class II trustees.

           There is currently one Class III vacancy on the Board. The Corporate Governance and Nominating Committee is seeking to identify qualified candidates to fill this vacancy. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Messrs. Jones and Motta have consented to serve on our Board of Trustees and the Board of Trustees has no reason to believe that they will not serve if elected. If any nominee for trustee is unable to serve or will not serve, which we have no reason to believe will be the case, the common shares represented by the enclosed proxy card will be voted for any replacement or substitute nominee as may be nominated by the Board of Trustees. The following table sets forth information regarding the nominees and other members of the Board of Trustees. With respect to each trustee, the table sets forth the age, position presently held with the Trust, the year in which the trustee's current term will expire and the year the trustee first became a trustee of the Trust.


                                                                                       Year Term     Initial Election
Name                              Age     Position With The Trust                     Will Expire      To The Board
------------------------------- --------- ----------------------------------------- ---------------- -----------------
Charles R. Jones(5)                55     President, Chief Executive Officer,            2004              1998
                                          Assistant Secretary and Trustee
James D. Motta(1)(2)(3)(6)         48     Trustee                                        2004              1998
Robert R. Veach,                   53     Chairman of the Board                          2005              1998
Jr.(1)(2)(3)(4)(5)(6)
Richard R. Wackenhut(5)            56     Vice-Chairman of the Board                     2005              1998
William M. Murphy(1)(2)(4)(6)      53     Trustee                                        2005              1998
Clarence E. Anthony(1)(3)(4)       44     Trustee                                        2006              1998
Anthony P. Travisono(1)(3)         78     Trustee                                        2006              1998
George R. Wackenhut                84     Trustee                                        2006              1998


---------------

(1)      Member of the independent committee.
(2)      Member of the audit committee.
(3)      Member of the compensation committee.
(4)      Member of the corporate governance and nominating committee.
(5)      Member of the executive committee.
(6)      Member of the investment committee.

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NOMINEES FOR CLASS III TRUSTEES

         Mr. Charles R. Jones has served as our President and Chief Executive Officer and as one of our trustees since February 1998. Mr. Jones previously served as Senior Vice President, Business Development of Wackenhut Corrections from 1996 to 1998, where he was responsible for all phases of business development and marketing, including legislative initiatives, proposal development, facility finance and acquisition strategies, and contract negotiations. Previously, Mr. Jones was a senior investment banker, specializing in structured finance with Rauscher, Pierce, Refsnes, Inc., in Dallas, Texas. Mr. Jones practiced with Peat, Marwick, Mitchell & Co., as a certified public accountant in Denver, Colorado, specializing in the taxation of commercial real estate and financial institutions. Mr. Jones received a B.B.A. in Accounting from the University of Colorado.

         Mr. James D. Motta, a trustee since 1998 has served as President and Chief Executive Officer since April 1995 of St. Joe/ARVIDA Company, Inc., a master plan community development company with a 45-year history of creating master-planned communities nationwide. In February 2004, Mr. Motta tendered his resignation to Arvida effective date of March 31, 2004. An Arvida executive with more than 20 years experience, Mr. Motta has been responsible for the operations of Arvida's activities in Florida, Georgia and North Carolina. His other positions with Arvida have included President of Community Development, and most recently Executive Vice President and Chief Operating Officer for Arvida. He is an active member of the Urban Land Institute and serves on its Recreation Development Council. Mr. Motta is on the Board of Directors of Gables Residential Trust, a member of the Association of Florida Community Developers and a founding member of Education Partners, Inc., a company that strives to bring world-class educational experience to public and private school systems. Mr. Motta is a graduate of the University of Florida and a licensed general contractor and licensed real estate broker in the state of Florida.

CONTINUING CLASS I TRUSTEES

         Mr. Robert R. Veach, Jr., has been a trustee of ours since 1998, and was elected Chairman of our Board of Trustees in September 2002. Mr. Veach is an attorney in private practice in Dallas, Texas, specializing in corporate law and structured finance. Prior to opening his own practice, from 1987 to 1997, Mr. Veach was a Senior Shareholder of the law firm of Locke Purnell Rain Harrell, a professional corporation, and represented clients in financial transactions including mortgage and asset securitization, mortgage loan purchase and servicing, structured lease transactions and collateralized debt offerings. From 1983 to 1987, Mr. Veach was an officer of Rauscher Pierce Refsnes, Inc., responsible for its asset and mortgage-backed securities investment banking activities. He has participated in over $15 billion in secured debt and real estate transactions. Previously, Mr. Veach was an officer of a national real estate finance firm where he was involved with administration of tax exempt mortgage revenue bond housing programs, origination of residential and commercial mortgage-backed pass-through securities, and participation in the pension and institutional real estate advisory group. From 1975 to 1980, Mr. Veach was a law clerk to a United States District Court and Court of Appeals Judge and an attorney with Locke Purnell. Mr. Veach received a J.D. from Southern Methodist University, and a B.S. in Accounting from Arizona State University.

         Mr. Richard R. Wackenhut has been Vice-Chairman of our Board of Trustees since 1998. Mr. Wackenhut was Chairman of The Wackenhut Corporation, or TWC, a subsidiary of Group 4 Flack from May 2002 to October 2003. He was President and Chief Executive Officer of TWC from February 2000 to May 2002, and was Chief Operating Officer of TWC from 1986 to 2000. Prior to this tenure, he was Senior Vice President of Operations of TWC from 1983 to 1986 and was Manager of Physical Security of TWC from 1973 to 1974. In addition, Mr. Wackenhut has held various other positions at TWC including the following: Manager of Development at TWC Headquarters from 1974 to 1976; Area Manager of TWC, Columbia, SC from 1976 to 1977; District Manager, Columbia, SC from 1977 to 1979; Director, Physical Security Division at TWC Headquarters 1979 to 1980; Vice President of Operations of TWC from 1981 to 1982, and Senior Vice President, Domestic Operations from 1982 to 1983. Mr. Wackenhut is a former director of Wackenhut Corrections Corporation and a director of several domestic subsidiaries of TWC. He is the former Vice Chairman of Associated Industries of Florida and a former member of The Citadel Advisory Council, and presently serves on the Board of the Citadel's School of Business Administration. He is also a member of the American Society for Industrial Security, a member of the International Security Management Association, and a member of the International Association of Chiefs of Police. He received his B.A. Degree from The Citadel in 1969, and completed the Advanced Management Program of Harvard University School of Business Administration in 1987. Mr. Wackenhut is the son of George R. Wackenhut, who also serves as one of our Trustees.



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         Mr. William M. Murphy has been a self-employed real estate developer and investor in Ft. Lauderdale, Florida since 1984. He also presently serves as President of Douglas Management & Realty. From 1975 to 1984, he was a Vice President with Chase Manhattan Bank specializing in real estate workouts and construction lending. Prior to 1975, he was employed by Travers Associates performing real estate feasibility studies. He earned a Master's Degree in Urban Planning from New York University and a Bachelor's Degree in Civil Engineering from the National University of Ireland.

CONTINUING CLASS II TRUSTEES

         Mr. Clarence E. Anthony has been the President and Chief Executive Officer of Emerge Consulting Corporation, a government contracts consulting and marketing firm located in South Bay, Florida, since October 1997. Prior to his tenure at Emerge, Mr. Anthony was the Director, Client Management Services of CH2M Hill, a government consulting firm located in West Palm Beach, Florida from 1995 to 1997, where his duties included developing and implementing tactical action plans for client procurements. From 1992 to 1995, Mr. Anthony served as Vice President of William R. Hough & Company, an investment banking firm in Palm Beach Gardens, Florida, where he was responsible for developing financial strategies for municipal capital projects. Mr. Anthony is a former President of the Florida League of Cities and past President of the National League of Cities. He has been the Mayor of South Bay, Florida since 1984, and serves on the Board of Directors of the National Conference of Black Mayors.

         Mr. Anthony P. Travisono has been on the graduate extension faculty at Salve Regina University in Rhode Island since 1995. He serves as an international consultant on correctional issues. From 1974 to 1991, Mr. Travisono was Executive Director of the American Correctional Association. His career in the correctional field extends over 50 years, during which Mr. Travisono has been Director, Rhode Island Department of Corrections; Director, Rhode Island Department of Social Welfare; Superintendent, Iowa Training School for Boys; and Superintendent, Rhode Island Training School for Boys. He serves on the Advisory Committee for Women at the Rhode Island Department of Corrections, and on the Advisory Committee for the Rhode Island Salvation Army Rehabilitation Center, and he is past President of New Time, a halfway house for male felons. Mr. Travisono is a 1950 graduate of Brown University, and received a Master's Degree in Social Work from Boston University in 1953. Mr. Travisono served as a director of Wackenhut Corrections from April 1994 to February 1998.

         Mr. George R. Wackenhut is the founder of The Wackenhut Corporation, the parent company of Wackenhut Corrections. Mr. Wackenhut was Chairman of both The Wackenhut Corporation and Wackenhut Corrections Corporation until his retirement in May 2002. Mr. Wackenhut also served as President of The Wackenhut Corporation from the time of its founding in 1955 until 1986. Prior to that, Mr. Wackenhut had been a Special Agent of the Federal Bureau of Investigation from 1951 to 1954. He received a Bachelor of Science Degree from the University of Hawaii and a Master of Education Degree from Johns Hopkins University. Mr. Wackenhut is on the Dean's Advisory Board of the University of Miami School of Business, the National Council of Trustees, Freedom Foundation at Valley Forge, the President's Advisory Council for the Small Business Administration, Region IV, and is a member of the National Board of the National Soccer Hall of Fame. Mr. Wackenhut is a past member of the Law Enforcement Council, National Council on Crime and Delinquency, and the Board of Visitors of the United States Army Military Police School. Mr. Wackenhut was awarded the Labor Order of Merit, First Class, from the government of Venezuela in 1999. He received the distinguished Ellis Island Medal of Honor from the National Ethnic Coalition of Organizations in 1999. Also in 1999, he was inducted into the West Chester University Hall of Fame and the Athlete's Hall of Fame in his home county, Delaware County, PA. He has been named a Distinguished Alumnus by West Chester University (1979), the University of Hawaii (1987), and Johns Hopkins University
(2000). His son, Richard R. Wackenhut, is one of our trustees.

EXECUTIVE OFFICER

         Mr. David J. Obernesser, age 38, has served as our Vice President, Secretary and Chief Accounting Officer since May 2001. Effective January 2002, Mr. Obernesser also became our Chief Financial Officer and Treasurer. Prior to joining us, Mr. Obernesser served from 1998 to 2001 as Controller of Global Technovations, Inc., where he was responsible for financial reporting and SEC compliance. Previously, Mr. Obernesser was the Controller for Ocwen Asset Investment Corp. in 1998, and Assistant Controller for Beacon Properties Corporation from 1994 to 1998. Mr. Obernesser also practiced for three years with Blum, Shapiro & Company, a public accounting firm. Mr. Obernesser received a B.S. in Business Administration from Bryant College in Smithfield, Rhode Island in 1988.

         Our officers are elected annually and serve at the discretion of our Board of Trustees.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Assuming the presence of a quorum at the meeting, the affirmative vote of a plurality of the votes cast by the holders of the common shares present at the meeting in person or by proxy is necessary for the election of a trustee. There are no cumulative voting rights with respect to the election of trustees.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES FOR TRUSTEE. PROXY CARDS PROPERLY EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE PROXY CARD.

                         GOVERNANCE AND RELATED MATTERS

         Our business, property and affairs are managed under the direction of our Board of Trustees, except with respect to those matters reserved for our shareholders. Our Board of Trustees establishes our overall corporate policies, reviews the performance of our management in executing our business strategy and managing our day-to-day operations and acts as an advisor to our management. Our Board's mission is to further the long-term interests of our shareholders. Members of the Board of Trustees are kept informed of our business through discussions with our management, primarily at meetings of the Board of Trustees and its committees, and through reports and analyses presented to them. Significant communications between our trustees and management may occur apart from these meetings.

HOW OFTEN DID THE BOARD OF TRUSTEES MEET IN 2003?

         The Board of Trustees held eight meetings and acted once by unanimous written consent during the 2003 fiscal year. All trustees attended at least 75% of these meetings and at least 75% of the meetings of each of the committees on which they served during the period that they served as trustees.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         Our Board of Trustees has established the committees described below. Each of these committees is governed by a charter. The Amended and Restated Audit Committee Charter is attached to this proxy statement as Appendix 1. These charters and additional corporate governance material are available on our website at www.CorrectionalPropertiesTrust.com under the Corporate Governance section. A copy of any of these charters and our Corporate Governance Guidelines may be obtained for no cost upon request from our Corporate Secretary. Our internet website and the information contained in it, other than material expressly referred to in this proxy statement or attached to this proxy statement are not incorporated into this proxy statement.

INDEPENDENT COMMITTEE

         We have an Independent Committee, which consists solely of all of the independent trustees. The members of the Independent Committee during the 2003 fiscal year were James D. Motta (Chairman), Clarence E. Anthony, Anthony P. Travisono, Robert R. Veach, Jr. and William M. Murphy. The selection of operators for our properties must be approved by the Independent Committee as must be the entering into or consummation of any agreement or transaction with The Wackenhut Corporation or The Geo Group, Inc., formerly known as Wackenhut Corrections Corporation, or their respective affiliates. The Independent Committee did not meet during 2003.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

         We have a Corporate Governance and Nominating Committee, which consists of three independent trustees. The members of the Corporate Governance and Nominating Committee during the 2003 fiscal year were Robert R. Veach, Jr. (Chairman), Clarence E. Anthony, and William M. Murphy. The purpose of this committee is to set forth the basic corporate governance policies and guidelines adopted by this committee and by the Board for us, to define the basic responsibilities and qualifications of individuals nominated and elected to serve as trustees on the Board, to identify and nominate individuals qualified to become trustees in accordance with such policies and guidelines and to oversee the selection and composition of committees of the Board.

         This committee will consider nominees recommended by shareholders. In order to make a nomination, subject to a limited exception, our bylaws provide that shareholders must give written notice to our Secretary not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting. The notice should be sent to our principal executive offices located at 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410. The notice must set forth all information relating to the nominee or nominees that is required to be disclosed in solicitations for proxies under Regulation 14A of the Securities Exchange Act of 1934, as amended, and must state the name and address of the shareholder and the number of common shares owned by the shareholder beneficially and of record. The Corporate Governance and Nominating Committee met three times during 2003.

AUDIT COMMITTEE

         We have an Audit Committee whose members during the 2003 fiscal year were William M. Murphy (Chairman), Robert R. Veach, Jr., and James D. Motta. The Audit Committee operates under a written charter adopted by our Board of Trustees and which is included as Appendix 1 to this Proxy Statement. The Audit Committee is responsible for the appointment, compensation and dismissal of our independent public accountants. The Audit Committee reviews with the independent public accountants the plans and results of the audit engagement, approves allowable non-audit professional services provided by the independent public accountants and reviews our significant accounting policies and the adequacy of our internal accounting controls. The Audit Committee met six times during 2003.

         The Audit Committee is comprised of three non-employee members of the Board of Trustees, Messrs. Murphy, Veach and Motta. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with us that might affect their independence from the Trust, the Board of Trustees has determined that (1) all current committee members are "independent" as that concept is defined in Section 10A of the Securities Exchange Act of 1934, (2) all current committee members are "independent" as that concept is defined in the applicable rules of the New York Stock Exchange, (3) all current committee members are financially literate, and
(4) Robert R. Veach, Jr. qualifies as an audit committee financial expert under the applicable rules promulgated under the Securities Exchange Act of 1934. In making the determination as to Mr. Veach's status as an audit committee financial expert, the Board determined he has accounting and related financial management expertise within the meaning of the aforementioned rules as well as the listing standards of the New York Stock Exchange.

         Please refer to the Audit Committee Report, which is set forth on page 13, for a further description of our audit committee's responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2003.

COMPENSATION COMMITTEE

         We have a Compensation Committee, whose members during the 2003 fiscal year were Clarence E. Anthony (Chairman), Anthony P. Travisono, and James D. Motta. The purpose of this committee is to set forth the basic corporate compensation policies and guidelines adopted by the Compensation Committee for us and to define the goals and objectives intended to be achieved through compensation incentives and rewards. The compensation of our Chief Executive Officer is ultimately determined by the Compensation Committee or by the Compensation Committee together with the other independent Trustees on the Board. The compensation of our senior management is ultimately determined by the Board based upon the advice and recommendations of the Compensation Committee. The Compensation Committee met five times during 2003.

         Please refer to the Compensation Committee Report, which is set forth on page 14, for a further description of our compensation committee's responsibilities and its compensation philosophy and a description of considerations underlying each component of compensation paid to our executive officers for 2003.

EXECUTIVE COMMITTEE

         In addition to the committees described above, our board has established an Executive Committee, consisting of Robert R. Veach, Jr. (Chairman), Richard R. Wackenhut and Charles R. Jones. The committee did not meet in 2003. The Executive Committee may exercise all the authority of the full board and take any action that could be taken by the board except those powers and duties that may not be delegated.

INVESTMENT COMMITTEE

         In March 2004, we established an Investment Committee. The Investment Committee includes James D. Motta (Chairman), Robert R. Veach, Jr. and William
M. Murphy. The Investment Committee, which has not met since its recent formation, will adopt a charter and will review management acquisition and investment strategies and proposed terms of prospective transactions.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of our Board of Trustees is composed of three independent trustees, and operates under a written charter adopted by the Board of Trustees. The Audit Committee held six meetings during the last fiscal year. The Audit Committee meets separately with our Chief Financial Officer and our independent public accountants, Ernst & Young LLP, at selected meetings. The Audit Committee oversees our internal audit function and has outsourced our internal auditing to an independent accounting firm. The Audit Committee is also responsible for the selection of our independent accountants, which selection is being submitted to the shareholders for ratification although this submission for ratification is not required by our Bylaws.

         In response to the changing regulatory and business environment, upon recommendation of the Audit Committee, in January 2004, the Board of Trustees unanimously approved adoption of the amended Audit Committee Charter, which is attached to this proxy statement as Appendix 1.

         Management has primary responsibility for our consolidated financial statements and the financial reporting process, including the internal controls. Ernst & Young is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and Ernst & Young. Management represented to the Audit Committee that our consolidated financial statements for the fiscal year ended December 31, 2003 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited 2003 Financial Statements with management and Ernst & Young. Consistent with the requirements of the Sarbanes-Oxley Act of 2002 and the rules promulgated under that Act, the Audit Committee discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 concerning communication with Audit Committees.

         The Audit Committee reviewed our internal controls with our independent auditors and, consistent with Section 302 of the Sarbanes-Oxley Act of 2002 and the rules adopted under that Act, met with management and the auditors prior to the filing of officers' certifications required by that statute to receive any information concerning (a) significant deficiencies in the design or operation of internal controls which could adversely affect our ability to record, process, summarize and report financial data and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls.

         Ernst & Young provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 concerning independence discussions with audit committees, and the Audit Committee discussed with Ernst & Young its independence from us.

         The Audit Committee chairman communicates with both the internal and external auditors regarding both quarterly and year-end reporting issues. On an informal basis the chairman communicates with the members outside of meetings with regard to significant issues that need to be brought to their immediate attention. Otherwise, communication between the members is mostly during meetings.

         The Audit Committee has discussed with our independent auditors the overall scope and plans for their audit. The Chairman of the Audit Committee has discussed with our internal auditors the overall scope and plans of the agreed upon procedures. The Chairman of the Audit Committee has met with the our internal auditors, and the Audit Committee has met with our independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee receives a quarterly written report from our internal auditors.

         Based on the Audit Committee's review and discussions of the matters referred to above, the Audit Committee recommended to the Board of Trustees that the audited 2003 Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, to be filed with the Securities and Exchange Commission. The Audit Committee and the Board of Trustees have also recommended to the shareholders ratification of the selection of Ernst & Young as our independent auditors.

           Submitted by the Audit Committee of the Board of Trustees.

                         MEMBERS OF THE AUDIT COMMITTEE

                           William M. Murphy, Chairman
                              Robert R. Veach, Jr.
                                 James D. Motta


                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The Compensation Committee of our Board of Trustees seeks to provide, through its administration of our compensation program, salaries and benefits that are competitive and incentives that are primarily related to corporate performance. The components of the compensation program are base salary, annual incentive bonuses and equity-based compensation.

         Base salary is the fixed amount of total annual compensation paid to executives on a regular basis during the course of the fiscal year. Our management determines a salary for each senior executive position, other than the Chief Executive Officer, that it believes is appropriate to attract and retain talented and experienced executives. The starting point for this analysis is each officer's base salary for the immediately preceding fiscal year. From time to time, management and the Compensation Committee obtain reports from independent organizations concerning compensation levels for reasonably comparable companies. This information is used as a market check on the reasonableness of the compensation packages.

         The Compensation Committee reviews and adjusts the salaries, as it deems appropriate. In establishing the base salary for each officer, including that of the Chief Executive Officer, the Compensation Committee evaluates numerous factors, including our operating results, net income trends and market performance, as well as comparisons with financial and stock performance of other companies, including those that are in competition with us. In addition, data developed as a part of the strategic planning process, but which may not directly relate to corporate profitability, are utilized as appropriate

         The Summary Compensation Table set forth in our proxy statement in which this report is included shows the salary paid to the Chief Executive Officer in 2003. The Compensation Committee considered a number of factors in determining the compensation to be paid to our Chief Executive Officer, including levels generally paid to executives in our industry, the capabilities of our Chief Executive Officer and his projected contribution to our performance on a short and long-term basis.

         Executive officers also receive an annual cash bonus based on the degree of achievement of our financial and other objectives and the degree of achievement by each such officer of his or her individual objectives as adopted by the Compensation Committee. Performance of each executive officer is measured against an approved business plan that is adopted each year by our Board of Trustees at the beginning of the year. The benchmarks measured by our Compensation Committee in making its determination are earnings per share, return on equity, operating income, return on assets, meeting annual budgets and acquisitions.

         We also maintain a Stock Option Plan for executive officers, including the Chief Executive Officer. Participants receive stock incentive grants based upon their overall contribution to our performance. These grants are at market value at the time of grant and have variable vesting periods in order to encourage retention of executive officers. The Compensation Committee considers equity participation to be a key component of our executive compensation program. Grants are designed to motivate officers to enhance shareholder value by aligning their financial interests with those of our shareholders.

         Previously, the Board of Trustees had approved and adopted a Senior Executive Retirement Plan. The only eligible participant in the plan was our Chief Executive Officer. On December 31, 2003, we terminated the Senior Executive Retirement Plan and entered into a Deferred Share Long-Term Loyalty Bonus Agreement with our Chief Executive Officer. Under the Deferred Share Long-Term Loyalty Bonus Agreement, the Chief Executive Officer was granted 7,500 deferred shares on December 31, 2003 and will be granted an additional 500 deferred shares each year beginning in 2005 and ending in 2009 for a total of 10,000 deferred shares.

         The Chief Executive Officer will become vested in all of the deferred shares granted to him as of the earliest to occur of (i) April 30, 2009, provided he is still an employed by Correctional Properties Trust on that date or (ii) any date on or after April 30, 2007 on which his employment with Correctional Properties Trust is terminated for any reason other than his resignation or by Correctional Properties Trust for cause. Any deferred shares that have not vested to him at the time his employment with Correctional Properties Trust is terminated shall be forfeited immediately upon such termination of employment.

        Submitted by the Compensation Committee of the Board of Trustees.

                      MEMBERS OF THE COMPENSATION COMMITTEE

                          Clarence E. Anthony, Chairman
                              Anthony P. Travisono
                                 James D. Motta

                          ADDITIONAL GOVERNANCE MATTERS

WHO IS THE "PRESIDING TRUSTEE"?

         In accordance with the New York Stock Exchange corporate governance rules, the Board of Trustees has designated a non-management trustee as Chairman of the Board or, alternatively, a "Presiding Trustee." In 2002, our Board of Trustees appointed Mr. Veach to serve in that capacity until his successor is selected.

HOW DOES THE BOARD SELECT NOMINEES FOR THE BOARD?

         The Corporate Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. This committee also has the sole authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as trustees from time to time. A shareholder who wishes to recommend a prospective nominee for the Board should notify our Corporate Secretary or any member of the Corporate Governance and Nominating Committee in writing with whatever supporting material the shareholder considers appropriate. The Corporate Governance and Nominating Committee will also consider whether to nominate any person nominated by a shareholder under the provisions of our Bylaws relating to shareholder nominations as described in "Advance Notice for Shareholder Nominations and Proposals for New Business" below. The Corporate Governance and Nominating Committee does not solicit director nominations.

         Once the Corporate Governance and Nominating Committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the committee with the recommendation of the prospective candidate, as well as the committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to the committee. The committee then evaluates the prospective nominee against the standards and qualifications set out in our Corporate Governance Guidelines, including:

         o  Skills, experience, diversity, age, and background.

         o Personal qualities and characteristics, accomplishments, and reputation in the business community.

         o Knowledge and contacts in the communities in which we conduct business and in our business sector or other sectors relevant to our business.

         o Ability and willingness to devote sufficient time to serve on the Board and committees of the Board.

         o Knowledge and expertise in various activities deemed appropriate by the Board, such as real estate, government, construction, marketing, technology, accounting, finance, and law.

         o Fit of the individual's skills, experience, and personality with those of other trustees in maintaining an effective, collegial, and responsive Board.

         The committee also considers other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent trustees, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the committee determines whether to interview the prospective nominee, and if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the committee.

HOW DOES THE BOARD DETERMINE WHICH TRUSTEES ARE CONSIDERED INDEPENDENT?

         In January 2004, the Board adopted an amended charter of the Corporate Governance and Nominating Committee and, in the process, clearly delineated its standards for independence. The independence guidelines adopted by the Board satisfy the new listing standards adopted during the year by the New York Stock Exchange. The revised charter as well as our Corporate Governance Guidelines which also discuss issues of independence can be found in the Corporate Governance section of our website (www.CorrectionalPropertiesTrust.com). A copy may also be obtained for no cost upon request from our Corporate Secretary.

         Under this charter, the committee periodically evaluates and reports to the Board on the independence of each member of the Board. The committee analyzes whether a trustee is independent by evaluating, among other factors, the following:

         1. Whether the member of the Board has any material relationship with us, either directly, or as a partner, shareholder or officer of an organization that has a relationship with us, such as a lessee, lending institution, investment banking firm, law firm, auditing firm or consulting firm doing business with us;

         2. Whether the member of the Board is a current employee of ours or was an employee of ours within three years preceding the date of determination;

         3. Whether the member of the Board is, or in the three years preceding the date of determination has been, affiliated with or employed by
             (i) a present internal or external auditor of ours or any affiliate of ours, or (ii) any former internal or external auditor of ours or any affiliate of ours, which performed services for us within three years preceding the date of determination;

         4. Whether the member of the Board is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which an executive officer of ours serves on the compensation committee of another company that concurrently employs the member as an executive officer;

         5. Whether the member of the Board receives any compensation from us, other than fees or compensation for service as a member of the Board and any committee of the Board and reimbursement for reasonable expenses incurred in connection with such service and for reasonable educational expenses associated with Board or committee membership matters;

         6. Whether an immediate family member of the member of the Board is a current executive officer of ours or was an executive officer of ours within three years preceding the date of determination;

         7. Whether an immediate family member of the member of the Board is, or in the three years preceding the date of determination has been, affiliated with or employed in a professional capacity by (i) a present internal or external auditor of ours or any affiliate of ours, or (ii) any former internal or external auditor of ours or any affiliate of ours which performed services for us within three years preceding the date of determination; and

         8. Whether an immediate family member of the member of the Board is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which an executive officer of ours serves on the compensation committee of another company that concurrently employs the immediate family member of the member of the Board as an executive officer.

         The above list is not exhaustive and the committee considers all other factors which could assist it in its determination that a trustee has no material relationship with us that could compromise that trustee's independence.

         As a result of this review, the Board affirmatively determined that James D. Motta, Clarence E. Anthony, Anthony P. Travisono, Robert R. Veach, Jr. and William M. Murphy are independent of us and our management under the standards set forth in the Corporate Governance and Nominating Committee Charter and our Corporate Governance Guidelines. Charles R. Jones is considered an inside trustee because of his employment as one of our senior executives. George
R. Wackenhut and Richard R. Wackenhut are considered non-independent outside trustees because of their previous relationships with The Geo Group and affiliates of The Geo Group with whom we do a substantial amount of our business. We provide additional information regarding our relationship with The Geo Group under "Certain Relationships and Related Transactions" below.

HOW DO SHAREHOLDERS COMMUNICATE WITH THE BOARD?

         Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chairman of the Board of Trustees (or Presiding Trustee), our non-management trustees or the audit committee. These communications may be confidential or anonymous, and may be e-mailed, submitted in writing or reported by phone to addresses and a phone number that will be published on our website at WWW.CORRECTIONALPROPERTIESTRUST.COM under "Investor Relations". All of these concerns will be forwarded to the appropriate trustees for their review, and will be simultaneously reviewed and addressed by our Chief Financial Officer in the same way that other concerns are addressed by us. Our Code of Business Conduct and Ethics prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

DOES CORRECTIONAL PROPERTIES HAVE A CODE OF BUSINESS CONDUCT AND ETHICS?

         We have adopted a Code of Business Conduct and Ethics, which is applicable to all of our trustees and employees, including our principal executive officer and our principal financial and accounting officer. This Code of Business Conduct and Ethics is available in the Corporate Governance section of our website (www.CorrectionalPropertiesTrust.com). We intend to post amendments to or waivers from our Code of Business Conduct and Ethics (to the extent applicable to our chief executive officer, principal financial officer or principal accounting officer or trustees).

ARE TRUSTEES LIMITED IN HOW MANY OTHER BOARDS ON WHICH THEY MAY SERVE?

         Under our Corporate Governance Guidelines, trustees are not permitted to serve on the boards of more than three other public companies unless it is determined, based on the individual facts, that this other service will not interfere with the trustee's service on the Board. Trustees should advise the

Chairman of the Board and the Chairman of the Corporate Governance and Nominating Committee in advance of accepting an invitation to serve on another public company board.

DOES CORRECTIONAL PROPERTIES HAVE A FORMAL POLICY REGARDING DIRECTOR ATTENDANCE AT ANNUAL SHAREHOLDERS MEETINGS?

         Our Corporate Governance Guidelines reflect our belief that it is important for members of our Board of Trustees to attend annual meetings of shareholders and we encourage this attendance. To facilitate this, and to the extent reasonably practicable, we endeavor to schedule a regular meeting of the Board of Trustees on the same date as the annual meeting of our shareholders. Four of our trustees attended the 2003 annual meeting of shareholders.


                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended December 31, 2003, 2002 and 2001, remuneration paid or accrued by us to our Chief Executive Officer and to our other executive officer. We refer to these executive officers as our named executive officers. We did not grant any restricted stock awards or stock appreciation rights during these years.

SUMMARY COMPENSATION TABLE


                                                                                          Long-Term Compensation
                                                                                      --------------------------------
                                                                                          Awards
                                                                                        Securities
                                                                      Other Annual      Underlying       All Other
Name and Principal                                                    Compensation    Options / SARS    Compensation
Position                      Year      Salary ($)      Bonus ($)          ($)              (#)             ($)
--------------------------- ---------- -------------- -------------- ---------------- ---------------- ---------------
Charles R. Jones              2003       $287,000       $132,100       $14,000(1)        30,000(2)          --
President and Chief           2002       $267,000        $80,100            --           40,000(3)          --
Executive Officer             2001       $242,000        $72,600            --           30,000(4)          --

David J. Obernesser           2003       $107,500        $37,600        $9,275(1)        10,000(5)          --
Vice President and Chief      2002       $100,000        $25,000            --           10,000(6)          --
Financial Officer             2001        $47,385        $20,000            --            5,000(7)          --

----------

(1) Represents a discretionary contribution by the Company to the participant's 401(k) plan for the year ended December 31, 2003.

(2) Represents options granted under our 2000 Stock Option Plan and 2002 Stock Option Plan at an exercise price of $20.93 per share.

(3) Represents options granted under our 1998 Employee Stock Option Plan and 2000 Stock Option Plan at an exercise price of $18.13 per share.

(4) Represents options granted under our 2000 Stock Option Plan at an exercise price of $11.00 per share.

(5) Represents options granted under our 2002 Stock Option Plan at an exercise price of $20.93 per share.

(6) Represents options granted under our 2000 Stock Option Plan at an exercise price of $18.13 per share.

(7) Represents options granted under our 2000 Stock Option Plan at an exercise price of $12.62 per share.


STOCK OPTION AND BONUS PLANS

         1998 EMPLOYEE SHARE INCENTIVE PLAN. Effective February 19, 1998, we adopted the Correctional Properties Trust 1998 Employee Share Incentive Plan to enable our executive officers and other key employees and consultants to participate in the ownership of our common shares. This plan is designed to attract and retain executive officers and other key employees and consultants and to provide incentives to these persons to maximize our funds from operations. The plan provides for the award of a broad variety of share-based compensation alternatives such as nonqualified share options, incentive share options, restricted shares, deferred shares and other share-based awards. We had reserved 620,000 common shares for the grant of awards under the 1998 Employee Share Incentive Plan. Upon the granting of all of the available awards under the 1998 Employee Share Incentive Plan, the 2000 Stock Option Plan (described below) was adopted by the Board of Trustees and approved by our shareholders. As of the record date, options and deferred shares to purchase an aggregate of 126,750 common shares were outstanding under the 1998 Employee Share Incentive Plan. There are currently no shares available for the granting of awards under the 1998 Employee Share Incentive Plan.

         1998 NON-EMPLOYEE TRUSTEES' SHARE OPTION PLAN. Effective February 19, 1998, we adopted the Correctional Properties Trust 1998 Non-Employee Trustees' Share Option Plan. Under this plan, upon their appointment to our Board of Trustees, we granted to each trustee, who is not an executive officer of ours, an option to purchase from us 5,000 common shares. We also granted annually to each trustee options to purchase up to 2,000 common shares. The options granted to these trustees fully vest on the date of grant. We had reserved 55,000 common shares for the grant of awards under the 1998 Non-Employee Trustees' Share Option Plan. Upon the granting of all of the available awards under this plan, the 2000 Stock Option Plan (described below) was adopted by the Board of Trustees and approved by our shareholders. As of the record date, options to purchase an aggregate of 49,000 common shares were outstanding under the 1998 Non-Employee Trustees' Share Option Plan. There are currently no shares available for the granting of awards under the 1998 Non-Employee Trustees' Share Option Plan.

         2000 STOCK OPTION PLAN. Effective January 20, 2000, we adopted the Correctional Properties Trust 2000 Stock Option Plan to provide our key employees and trustees (including non-employee trustees) with the opportunity to acquire, or increase a proprietary interest in our common shares. We believe this plan created a strong incentive for these individuals to expend maximum effort toward our growth and success and encouraged these individuals to remain in our employ. The plan provided for the award of only nonqualified share options and incentive share options. We had reserved 170,000 common shares for the grant of awards under the 2000 Stock Option Plan. Upon the granting of all of the available awards under the 2000 Stock Option Plan, the 2002 Stock Option Plan (described below) was adopted by the Board of Trustees and approved by our shareholders. As of the record date, options to purchase an aggregate of 76,500 common shares were outstanding under the 2000 Stock Option Plan. There are currently no shares available for the granting of awards under the 2000 Stock Option Plan

         2002 STOCK OPTION PLAN. Effective, January 23, 2002, we adopted the Correctional Properties Trust 2002 Stock Option Plan to provide our key employees and trustees (including non-employee trustees) with the opportunity to acquire or increase a proprietary interest in our common shares. We believe this plan creates a strong incentive for these individuals to expend maximum effort toward our growth and success and will encourage these individuals to remain in our employ. Any awards granted by the Trust will be made under the 2002 Stock Option Plan as opposed to the 1998 Stock Incentive Plan, 1998 Non-Employee Trustees' Share Option Plan and 2000 Stock Option Plan. As of the record date, options to purchase an aggregate of 53,750 common shares were outstanding under the 2002 Stock Option Plan. There are currently 146,250 reserved shares available to grant as awards under the 2002 Stock Option Plan.

         The plan currently provides for the award of only nonqualified share options and incentive share options. On January 23, 2004, the Board of Trustees adopted an Amendment and Restatement of the 2002 Stock Option Plan and recommended that it be submitted to our shareholders for their approval at the annual meeting. If the Amended and Restated 2002 Stock Option Plan is approved and adopted at the annual meeting, it will provide for additional types of equity-based awards including share appreciation rights, restricted shares, deferred shares, and other share-based awards. However, the total number of shares reserved for issuance under this plan will not change and will remain at 200,000. For a detailed discussion of the 2002 Stock Option Plan and the proposed amendments to the 2002 Stock Option Plan, see "Proposal 2 - Approval of the Amendments to Correctional Properties Trust 2002 Stock Option Plan" below.

         SHARES AVAILABLE FOR AWARDS. We have reserved 200,000 common shares for issuance under this plan. The plan provides that no single individual may be granted in any one year equity-based awards greater than 50,000 common shares. Otherwise, there is no limit on the number of equity-based awards that may be granted to any one individual so long as the grant does not violate the ownership limit imposed by our organizational documents or cause us to fail to qualify as a REIT for federal income tax purposes.

         ELIGIBILITY. All of our officers, employees, trustees (including non-employee trustees), consultants and independent contractors as well as all officers, employees, trustees (including non-employee trustees), consultants and independent contractors of our subsidiaries and affiliates are eligible to be granted awards under this plan.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         There were no stock appreciation rights granted during 2003 or since our inception. The following table sets forth the following information with respect to options granted to the named executive officers during the year ended December 31, 2003:

         o the number of shares of common stock underlying options granted during the year;

         o the percentage that those options represent of all options granted to employees during the year;

         o  the exercise price;

         o  the expiration date; and

         o  the grant date present value.


                                                               Individual Grants
                          --------------------------------------------------------------------------------------------
                             Number of         % of Total
                             Securities      Options / SARs
                             Underlying        Granted To        Exercise or
                           Options / SARs     Employees In       Base Price         Expiration         Grant Date
Name                         Granted(#)        Fiscal Year       ($ / Share)           Date         Present Value($)
------------------------- ----------------- ------------------ ---------------- ------------------- ------------------
Charles R. Jones             30,000 (1)            71%             $20.93        January 22, 2013    $84,300 (1)(2)

David J. Obernesser          10,000 (1)            24%             $20.93        January 22, 2013    $28,100 (1)(2)


----------
(1) These options vested immediately as to one-fourth of the total and vest one-fourth on each of the first, second, and third anniversary of the grant date.

(2) Based on present value of $2.81 per share determined under the Black-Scholes' pricing model. Assumptions used are as follows:

                                                           2003
                ------------------------------      -----------------

                 Discount Interest Rate                    4.00%
                 Expected Life (Years)                        8
                 Expected Volatility                       32.2%
                 Quarterly Dividend Rate                    7.6%

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth information with respect to stock option exercises by the named executive officers in 2003 and the number of stock options held by the named executive officers at December 31, 2003:


                             Shares                       Number of Securities             Value of Unexercised
                            Acquired                     Underlying Unexercised           In-the-Money Options at
                               On          Value       Options at Fiscal Year-End           Fiscal Year-End (1)
                            Exercise     Realized    -------------------------------- --------------------------------
                               (#)          ($)       Exercisable     Unexercisable     Exercisable    Unexercisable
-------------------------- ------------ ------------ --------------- ---------------- ---------------- ---------------
Charles R. Jones             55,500     $829,489        132,500          50,000         $1,277,050        $523,975

David J. Obernesser              --           --         11,250          13,750          $133,700         $132,600

---------
(1) The closing sale price of our common shares on December 31, 2003 as reported by the NYSE was $28.80 per share. Value is calculated by multiplying (a) the difference between $28.80 and each option exercise price by (b) the number of common shares underlying the option.


LONG-TERM INCENTIVE PLAN AWARDS TABLE

The following table sets forth information with respect to the aggregate awards held by the named executive officers pursuant to a long-term incentive plan granted in the last fiscal year and their respective values.


                          Number of
                           Shares,
                          Units or
                            Other
                         Rights (#)     Performance or Other Period Until Maturation or Payout
------------------------ ------------ -----------------------------------------------------------
Charles R. Jones            7,500                           April 30, 2009


         Previously, the Board of Trustees had approved and adopted a Senior Executive Retirement Plan. The only eligible participant in the plan was our Chief Executive Officer. On December 31, 2003, we terminated the Senior Executive Retirement Plan and entered into a Deferred Share Long-Term Loyalty Bonus Agreement with our Chief Executive Officer. Under the Deferred Share Long-Term Loyalty Bonus Agreement, the Chief Executive Officer was granted 7,500 deferred shares on December 31, 2003 and will be granted an additional 500 deferred shares each year beginning in 2005 and ending in 2009 for a total of 10,000 deferred shares.

         The Chief Executive Officer will become vested in all of the deferred shares granted to him as of the earliest to occur of (i) April 30, 2009, provided he is still an employed by us on that date or (ii) any date on or after April 30, 2007 on which his employment with us is terminated for any reason other than his resignation or by us for cause. Any deferred shares that have not vested to him at the time his employment with us is terminated shall be forfeited immediately upon such termination of employment.

HOW ARE TRUSTEES COMPENSATED?

         During the 2003 fiscal year, trustees who are not our executive officers or employees were paid $2,500 quarterly, and $1,000 for each Trustees' meeting attended. In addition, trustees who are not our executive officers receive $500 for each committee meeting attended as a committee member, and $750 for each committee meeting attended as committee Chairman on days that the full Board does not also convene. We granted to each trustee, who is not an executive officer or employee of ours, options to purchase up to 2,000 common shares. The options granted to the trustees who are not our executive officers or employees fully vest on the date of grant. The members of the Board of Trustees were also awarded additional compensation, which will be awarded in stock subject to approval of the amendments to the 2002 Stock Option Plan described in Proposal 2 by our shareholders, for recognition of the extraordinary efforts and contributions of the Board of Trustees in 2003. We paid no other compensation to trustees who are not executive officers or employees of ours or our affiliates during 2003.

         Also during the 2003 fiscal year, we amended the compensation for 2004 for members of the Board of Trustees, members of committees of the Board and chairman of the committees and the chairman of the Board of Trustees who are not our executive officers or employees. On the first business day following our 2004 annual meeting of shareholders, each member of the Board of Trustees then serving, shall receive 1,000 of our common shares, subject to approval of the amendments to the 2002 Stock Option Plan by our shareholders. The Board of Trustees has elected to issue shares of our stock to the members of the Board of Trustees and, in the process, discontinue the issuance of stock options.

         Under the amended compensation plan, each year, the Chairman of the Board and the chairman of each of the following committees of the Board shall receive the following fees for services: Board Chairman -- $10,000, Audit Committee Chairman -- $6,500, Compensation Committee Chairman -- $5,000, Corporate Governance and Nominating Committee Chairman -- $3,500, Independent Committee Chairman -- $3,500 and Investment Committee Chairman -- $3,500. Each year, each member of the Audit Committee shall receive a fee of $2,000 for services. In addition, Trustees who are not our executive officers receive $1,500 for each Board meeting attended in person and $1,000 for each Board meeting attended by telephone. Committee members attending a committee meeting in person will receive $1,000 for each meeting attended in person and $750 for each committee meeting attended by telephone. Committee fees shall be paid without regard to whether a committee meeting occurs on the day of a meeting of the Board of Trustees.

         Each member of the Board of Trustees and each member of a committee of the Board of Trustees is reimbursed all reasonable and necessary out-of-pocket expenses associated with their service as such or their attendance at meetings of the Board or committees thereof and related activities, including, but not limited to, conferences, seminars or other activities related to their service as such.

WERE THERE ANY ISSUES REGARDING COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION DURING 2003?

         The membership of the Compensation Committee of our Board of Trustees in 2003 consisted of Clarence E. Anthony, Anthony P. Travisono, and James D. Motta. In 2003, the members of the Compensation Committee of our Board participated in deliberations concerning executive officer compensation. None of the members of the Compensation Committee of the Board served as an executive officer or a member of the compensation committee (or equivalent committee) of another entity whose executive officers or directors served on our Board of Trustees or our Compensation Committee. None of the executive officers who are members of the Board participated in discussions with respect to issues relating to their own compensation. There were no Compensation Committee interlocks during the 2003 fiscal year.

                PRINCIPAL SHAREHOLDERS OF CORRECTIONAL PROPERTIES

         The following table sets forth information concerning the beneficial ownership of common stock of Correctional Properties Trust as of March 12, 2004 for the following:

         o Each shareholder who is known by us to own beneficially more than 5% of the outstanding common shares;

         o  Each of our current trustees and nominees for trustee;

         o  Our Chief Executive Officer and the other named executive officer;
            and

         o  All of our trustees and executive officers as a group.

Under SEC rules, a person is deemed to be the beneficial owner of securities that can be acquired by this person within 60 days upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by this person (but not those held by any other person) and that are exercisable within 60 days have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

                                                                             Common Stock
                                                                   ---------------------------------
                                                                     Amount & Nature      Percent
                                                                      Of Beneficial          Of
Name and Address of Beneficial Owner (1)                            Ownership (A) (B)      Class
------------------------------------------------------------------ --------------------- -----------
Charles R. Jones                                                            174,884 (2)        1.6%
George R. Wackenhut                                                         135,000 (3)        1.2%
Richard R. Wackenhut                                                         10,000 (3)           *
Anthony P. Travisono                                                         20,000 (4)           *
Clarence E. Anthony                                                          15,509 (4)           *
James D. Motta                                                               15,900 (4)           *
William M. Murphy                                                            16,500 (5)           *
Robert R. Veach, Jr.                                                         16,000 (4)           *
David J. Obernesser                                                          16,375 (6)           *

All Executive Officers and Trustees As A Group (9 Persons)                      420,168        3.8%

Goldman Sachs Asset Management, L.P. (7)                                        716,331        6.5%
32 Old Slip, New York, NY   10005

Barclays Global Investors, N.A. (8)                                             945,473        8.6%
45 Freemont Street, San Francisco, CA   94105

Morgan Stanley (9)                                                              584,987        5.3%
1585 Broadway, New York, NY 10036

FMR Corp. (10)                                                                1,036,100        9.4%
82 Devonshire Street, Boston, MA 02109

--------------
*     Beneficially owns less than 1%

(1) Unless provided otherwise, the business address of each beneficial owner is 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida, 33410.

(2) Includes options to purchase 144,000 common shares, which have vested. Does not include options to purchase 25,000 common shares or 1,500 restricted shares, which have not vested.

(3)   Includes options to purchase 10,000 common shares, which have vested.

(4)   Includes options to purchase 15,000 common shares, which have vested.

(5)   Includes options to purchase 9,000 common shares, which have vested.

(6) Includes options to purchase 16,250 common shares, which have vested. Does not include options to purchase 8,750 common shares or 375 restricted shares, which have not vested.

(7) Based on Amendment No. 2 to Schedule 13G filed on February 12, 2004. Certain affiliates of Goldman are investment advisers which are deemed to have beneficial ownership of our common shares in their accounts.

(8) Based on Schedule 13G filed on February 17, 2004. Barclays and its various affiliates functions as a bank, a broker-dealer and an investment advisor. The shares reported are held by Barclays in trust accounts for the economic benefit of the beneficiaries of those accounts.

(9) Based on Schedule 13G filed on February 17, 2004. Certain affiliates of Morgan Stanley are investment advisers which are deemed to have beneficial ownership of our common shares in their accounts.

(10) Based on Schedule 13G filed on February 17, 2004. Various affiliates of FMR which are investment advisors and investment companies are deemed to have beneficial ownership of our common shares in their accounts.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2003 regarding our compensation plans under which equity securities are authorized for issuance.



                                                                             Weighted
                                                                             Average         Number of Securities
                                                Number of Securities To      Price of      Remaining Available For
                                                  Be Issued Upon The       Outstanding      Issuance Under Equity
                                                Exercise Of Outstanding    Options and        Compensation Plans
                                                        Options              Deferred        Excluding Securities
                                                  and Deferred Shares         Shares       Reflected in Column (a)
                                                  -------------------         ------       -----------------------
Plan Category                                             (a)                  (b)                   (c)
-------------                                             ---                  ---                   ---

Equity Compensation Plans Approved by
Security Holders                                      306,000                 $18.33                 151,250(1)
Equity Compensation Plan Not Approved
by Security Holders                                        --                     --                      --
                                                      -------                 ------                 -------

Total                                                 306,000                 $18.33                 151,250
                                                      =======                 ======                 =======

-----------

(1) As of December 31, 2003, the 1998 Employee Share Incentive Plan had 5,000 shares available, the 1998 Non-Employee Trustees' Share Option Plan and the 2000 Stock Option Plan had no shares available and the 2002 Stock Option Plan had 146,250 shares available

PURCHASES OF EQUITY SECURITIES BY THE ISSUER AND AFFILIATED PURCHASERS

         During the fourth quarter of our 2003 fiscal year, there were no purchases of our equity securities by or on behalf of us or any "affiliated purchaser" of ours as that term is defined in Rule 10b-18(a)(3) of the Securities Exchange Act of 1934, as amended.

                                PERFORMANCE GRAPH

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
CORRECTIONAL PROPERTIES TRUST, NAREIT-ALL, S & P 500 AND RUSSELL 2000 INDEXES

         The following performance graph compares our share price performance to the Russell 2000 Stock Price Index, the S&P 500 and the published National Association of Real Estate Investment Trusts (NAREIT) All Equity Index (excluding Health Care REITs). The graph assumes that $100 was invested on December 31, 1998, in each of the Trust's common shares, the Russell 2000, the S & P 500 and the NAREIT All Equity Index, and that all dividends were reinvested. We cannot assure you that the performance of our common shares will continue with the same or similar trends depicted in the graph below.

         The Report of the Audit Committee and the Report of the Compensation Committee and the below Performance Graph included in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate the reports or the performance graph by reference in that filing.

[CHART]


                                      DEC. 31, 1999    DEC. 31, 2000   DEC. 31, 2001    DEC. 31, 2002   DEC. 31, 2003
                                      -------------    -------------   -------------    -------------   -------------
Correctional Properties Trust           $     74.64      $     67.32     $    130.90      $    181.69     $    258.42

S & P 500                               $    121.04      $    110.02     $     96.94      $     75.52     $     97.18

Russell 2000                            $    121.26      $    118.15     $    121.09      $     96.28     $    144.07

NAREIT - ALL                            $     95.38      $    120.53     $    137.32      $    142.57     $    195.51


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with our organization and the completion of our initial public offering on April 28, 1998, we entered into a series of contractual arrangements with The Geo Group, Inc. Dr. George C. Zoley, who resigned from our Board of Trustees in September 2002, is the Chairman and Chief Executive Officer of The Geo Group. George R. Wackenhut was the former Chairman of The Geo Group, and Richard R. Wackenhut was a member of the Board of Directors of The Geo Group. George R. Wackenhut resigned as Chairman of The Geo Group, and Richard R. Wackenhut resigned as a member of the Board of Directors of The Geo Group in May 2002. In addition, Charles R. Jones, the President and Chief Executive Officer of the Trust, was previously employed by The Geo Group. Mr. Jones resigned his position with The Geo Group upon completion of our initial public offering in April 1998.

INITIAL FACILITIES

         We and The Geo Group entered into a Purchase Agreement dated April 28, 1998 under the terms of which we acquired, directly or as assignee of The Geo Group's contract rights, eight correctional and detention facilities operated by The Geo Group for an aggregate cash purchase price of approximately $113.0 million.

RIGHT TO PURCHASE

         Around the time of our formation, we also entered into a Right to Purchase Agreement with The Geo Group. Under this agreement, we have the right, during the 15 years following our initial public offering, to acquire and lease back to The Geo Group any correctional or detention facilities which The Geo Group acquires or has the right to acquire. These facilities are referred to as the "Future Facilities". The rights set forth in the agreement are effective so long as there are any leases in force between us and The Geo Group and are subject to specified limited exceptions where the sale or transfer of ownership of a facility is restricted under a facility operating agreement or governmentally assisted financing arrangement.

         Under the terms of the Right to Purchase Agreement, we may purchase a particular Future Facility at any time until the earlier of:

         (i) (a) in the case of a newly developed Future Facility, four years from the receipt of a certificate of occupancy for the Future Facility or (b) in the case of an already operating Future Facility, four years from the date the Future Facility is acquired by The Geo Group or the party from which The Geo Group has the right to acquire the Future Facility; or

         (ii) six months after the Future Facility attains an occupancy level of 75% of the number of beds authorized under the certificate of occupancy for the Future Facility, subject to certain limited exceptions.

         The purchase price for each Future Facility will equal 105% (or other lower percentage as may be agreed to by The Geo Group) of the Total Facility Cost of that Future Facility, which may differ from the fair market value of that facility at the time we acquire it. The "Total Facility Cost" equals the aggregate costs related to the acquisition, development, design, construction, equipment and start-up of the respective Future Facility. The Geo Group has agreed that, with respect to goods or services provided by The Geo Group, these costs will not exceed the costs which would be paid if these goods and services had been purchased from a third party in an arm's length transaction.

         Under the terms of any lease between us and The Geo Group relating to a Future Facility, The Geo Group has a thirty-day right of first refusal on the proposed sale by us of any such Future Facility.

         Pursuant to our Bylaws, the Independent Committee, which consists of six independent trustees from our Board of Trustees, is required to approve the entering into or the consummation of any agreement or transaction with The Geo Group or its affiliates including, but not limited to, enforcement and negotiation of the terms of any lease of any of our facilities.

LEASES

         At the same time we acquired the initial facilities, we leased those facilities to The Geo Group or its affiliate. The facilities are leased to The Geo Group, and The Geo Group will continue to operate the facilities, under the terms of leases for an initial term of 10 years. Subject to specified limited exceptions, the term of each of these leases may be extended by The Geo Group for three additional five-year terms at a fair market rental rate as mutually agreed upon by us and The Geo Group or, in the absence of an agreement, as determined by binding arbitration. In addition, the term of any of these leases will be automatically extended upon expiration of the term on the same terms (including the then applicable base rent and base rent escalation as reflected in the applicable lease) if there is at that time an unexpired sublease with respect to the respective facility. Under the terms of the leases with The Geo Group, The Geo Group has a 30-day right of first refusal on the proposed sale by us of any of the facilities leased to it.


HAVE WE COMPLIED WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934?


         Section 16(a) of the Securities Exchange Act of 1934 requires our trustees and executive officers, and persons owning more than ten percent of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. These persons are required to furnish us with copies of all reports they file.

         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during and with respect to the 2003 fiscal year and written or oral representations that no other reports were required, we believe that all of our trustees and executive officers complied during 2003 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 except as follows: Due to an administrative error by the Company in communicating the filing requirements in connection with the granting of stock options, each of the following individuals, Charles R. Jones, David J. Obernesser, James D. Motta, Robert R. Veach, Jr. Richard R. Wackenhut, William M. Murphy, Clarence E. Anthony, Anthony P. Travisono, and Richard R. Wackenhut, filed a Form 4 on February 12, 2003 for options granted on January 23, 2003.

                                   PROPOSAL 2
                          APPROVAL OF THE AMENDMENTS TO
              CORRECTIONAL PROPERTIES TRUST 2002 STOCK OPTION PLAN

BACKGROUND AND PURPOSE

         We have in effect the 2002 Stock Option Plan, which was adopted by our Board of Trustees on January 23, 2002 and ratified by our shareholders on April 18, 2002.

         On January 22, 2004, the Board of Trustees adopted an amendment and restatement of the 2002 Stock Option Plan and recommended that it be submitted to our shareholders for their approval at the annual meeting. If the the proposed amendments to the 2002 Stock Option Plan are approved and adopted at the annual meeting, the plan will provide for additional types of equity-based awards including share appreciation rights, restricted shares, deferred shares, and other share-based awards. The terms of the 2002 Stock Option Plan currently provide for only grants of nonqualified stock options and incentive stock options. However, the total number of shares reserved for issuance under this plan will not change and will remain at 200,000. As of the record date, 146,250 shares were available for issuance under this plan.

         The purpose of the 2002 Stock Option Plan is to provide key employees, consultants, independent contractors and trustees (including non-employee trustees) with the opportunity to acquire or increase a proprietary interest in our common shares. We believe this plan will create a stronger incentive for these individuals to expend maximum effort toward our growth and success, and will encourage these individuals to remain in our employ. Any awards granted by us will be made under the 2002 Stock Option Plan as opposed to the 1998 Share Incentive Plan, 1998 Non-Employee Trustees' Share Option Plan and 2000 Stock Option Plan.

         If approved and adopted, the effective date of the amendments being considered will be the date of this annual meeting. As of the record date, options to purchase 53,750 common shares have been granted under the 2002 Stock Option Plan.

         The proposed amendments to the 2002 Stock Option Plan require the approval of our shareholders (i) in order to comply with specified exclusions from the limitations of Section 162(m) of the Internal Revenue Code, which are further described below and (ii) by the rules of the New York Stock Exchange.

         We have described below some of the principal features of the Amended and Restated 2002 Stock Option Plan. This summary does not describe all the features and provisions of the plan, however, and it is qualified in its entirety by the actual terms of the plan. The complete text of the Amended and Restated 2002 Stock Option Plan which incorporates and includes the proposed amendments is attached to this proxy statement as Appendix 2 and is incorporated in this proxy statement by reference. We urge all shareholders to read the actual text of the Amended and Restated 2002 Stock Option Plan in its entirety.

ADMINISTRATION

         The 2002 Stock Option Plan is required to be administered by a committee that has been designated by the Board of Trustees or by the Board itself if no committee satisfying the requirements described below can be formed. This committee must consist of at least two trustees, each of whom must be a "disinterested person" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an "outside director" for purposes of
Section 162(m) of the Internal Revenue Code. The Compensation Committee of the Board of Trustees has been appointed as the committee for the 2002 Stock Option Plan.

         The committee is authorized to act as follows:

                  (i) select persons eligible to receive awards,

                  (ii) determine the type and number of awards to be granted and the number of common shares underlying the awards,

                  (iii) specify times at which awards will be exercisable (including performance conditions that may be required as a condition to exercisability),

                  (iv) set other terms and conditions of the awards,

                  (v) prescribe forms of award agreements,

                  (vi) interpret and specify rules and regulations relating to the 2002 Stock Option Plan, and

                  (vii) make all other decisions and determinations as the committee may deem necessary or advisable for the administration of the 2002 Stock Option Plan.

AWARDS AVAILABLE FOR ISSUANCE UNDER THE PLAN

         If the proposal to approve the amendments to the 2002 Stock Option Plan is approved and adopted, the following types of awards will be available for issuance under the plan:

         STOCK OPTIONS AND SARs. The committee is authorized to grant stock options, including both incentive stock options and non-qualified stock options, and stock appreciation rights, or SARs. Incentive stock options can result in potentially favorable tax treatment to the participant. SARs entitle the participant to receive the amount by which the fair market value of a common share on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the committee. The exercise price may not be less than the fair market value of a common share on the date of grant. For purposes of the plan, the term "fair market value" means the reported closing price of the common shares on the New York Stock Exchange or, if no sales of common shares are reported on the New York Stock Exchange on the applicable date, the fair market value of the common shares as determined by the committee in good faith.

         SARs may be granted in tandem with or independent of grants of stock options. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the committee. No option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, or, in the discretion of the committee, either options or unrestricted common shares or, in the case of nonqualified stock options, restricted shares or deferred shares subject to an award made under this plan.

RESTRICTED AND DEFERRED SHARES

         The committee or the Board is authorized to grant restricted shares and deferred shares. Restricted shares are grants of common shares which may not be sold or disposed of, and which may be forfeited in the event of specified terminations of employment, prior to the end of a restricted period specified by the committee or the Board. A participant granted restricted shares generally has all of the rights of a shareholder, unless otherwise determined by the committee or the Board. An award of deferred shares confers upon a participant the right to receive common shares at the end of a specified deferral period and may or may not be subject to possible forfeiture of the award in the event of specified terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred shares carries no voting or other rights associated with share ownership.

OTHER SHARE-BASED AWARDS

         The committee is also permitted to grant other awards of common shares and other awards the value of which are in some manner based on common shares, including performance shares, convertible preferred stock, convertible debentures, exchangeable securities and common share awards or options valued by reference to book value or subsidiary performance. These awards may be granted either alone or in addition to or in tandem with options, SARs, restricted shares or deferred shares granted under the plan and/or cash awards made outside of the plan. The committee may also provide for the direct grant of common shares upon the completion of a specified performance period.

OTHER TERMS OF AWARDS

         Awards granted under the 2002 Stock Option Plan generally may not be pledged or otherwise encumbered and are not transferable except, in the case of options, by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that non-qualified options are permitted to be transferred to immediate family members. Awards under the 2002 Stock Option Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee or the Board may, however, grant awards in exchange for other awards under the 2002 Stock Option Plan, awards under our other plans, or other rights to payment from us, and may grant awards in addition to and in tandem with these other awards and rights.

SHARES SUBJECT TO THE PLAN

         A maximum of 200,000 common shares have been reserved for issuance under the plan. The plan provides that no single individual may be granted in any one year awards representing greater than 50,000 common shares. Otherwise, there is no limit on the number of options that may be granted to any one individual so long as the grant does not violate the ownership limit imposed by our organizational documents and could not cause us to fail to qualify as a REIT for federal income tax purposes.

         If any common shares that have been optioned cease to be subject to an option, or if any of the common shares that are subject to any restricted shares or deferred shares award or other share-based award granted under the plan are forfeited or any of these awards otherwise terminates without a payment of common shares being made to the participant, the forfeited common shares shall again be available for future awards under the plan.

         The committee is authorized to adjust outstanding awards in the event that a dividend or other distribution (whether in cash, common shares or other property), recapitalization, stock split, reorganization, merger, consolidation, combination, repurchase, share exchange or other similar corporate transaction or event affects our common shares so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

ELIGIBILITY

         All of our officers, employees, trustees (including non-employee trustees), consultants and independent contractors as well as all officers, employees, trustees (including non-employee trustees), consultants and independent contractors of our subsidiaries and affiliates are eligible to be granted awards under this plan.

ACCELERATION OF VESTING; CHANGE IN CONTROL

         The exercisability of options and SARs will accelerate in the event of specified terminations of the employment of the participant. Upon termination due to death or any reason other than "for cause" or due to retirement, the vesting of the options and the SARs will accelerate and the option or SAR may be exercisable at any time for the next two years. Upon termination due to retirement, the vesting of the options and SARs will accelerate and the option or SAR may be exercisable at any time until the stated term of the option or SAR. Upon termination "for cause", the option or SAR will immediately terminate. In the case of options, if an incentive stock option is exercised in violation of the time limitations provided in the Internal Revenue Code, the option will be treated as a non-qualified stock option. Any restricted shares or deferred shares that are subject to restrictions at the time of the termination of a participant's employment for any reason will be forfeited.

         The acceleration of the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award will occur automatically, if provided in the applicable award agreement, or, in the case of a "change in control" or "potential change in control", as defined in the plan. Upon the occurrence of a change in control, if so provided in the award agreement, the value of all outstanding options, SARs, restricted shares, deferred shares and other share-based awards shall be cashed out on the basis of a "change in control price" as defined in the plan. The "change in control price" will be the highest price per share paid in any transaction reported on the New York Stock Exchange or paid or offered in any bona fide transaction related to a potential or actual change in control at any time during the 60 day period immediately preceding the occurrence of the change in control (or potential change in control). In the case of incentive stock options and SARs relating to incentive stock options, the price will be based only on transactions reported for the date on which the participant exercises the SARs.

AMENDMENT AND TERMINATION

         The Board of Trustees may amend, alter, or discontinue the 2002 Stock Option Plan or the committee's authority to grant awards without further shareholder approval except to the extent the amendment or discontinuation would impair the rights of a participant in which event that participant's consent must be obtained. Shareholder approval is also required in order for the Board to increase the total number of shares reserved for issuance under the plan or change the employees or class of employees eligible to participate in the plan. In addition, shareholder approval must be obtained for any amendment or alteration if the approval is required by law or regulation or under the rules of any stock exchange or quotation system on which our common shares are then listed or quoted.

         The committee may amend the terms of any award prospectively or retroactively but only so long as these amendments do not impair the rights of any holder without the holder's consent. The committee may also substitute new options for previously granted options (on a one for one or other basis), including previously granted options having higher option exercise prices. The Board also has broad authority to amend the plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         In general, a participant will not recognize taxable income upon the grant or exercise of an option that qualifies as an incentive stock option, or ISO. However, upon the exercise of an ISO, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. When a participant disposes of shares acquired by exercise of an ISO, the participant's gain (the difference between the sale proceeds and the price paid by the participant for the shares) upon the disposition will be taxed as capital gain provided the participant does not dispose of the shares within two years after the date of grant, nor within one year after the date of exercise, and exercise occurs while the participant is an employee of ours or a subsidiary of ours or within three months after termination of employment for reasons other than death or disability (or within one year after termination of employment by reason of the employee's death or disability). If the first condition is not met, the participant generally will realize ordinary income in the year of the disqualifying disposition. If the second condition is not met, the participant generally will recognize ordinary income upon exercise of the ISO.

         In general, a participant who receives a nonqualified stock option will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option.

         The employer (either Correctional Properties or its affiliate) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified option. The amount of the deduction will be equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an ISO. The employer may claim a federal income tax deduction on account of specified disqualifying dispositions of common shares acquired upon the exercise of an ISO.

         The transfer of a nonqualified stock option by gift to an immediate family member of the optionee will have no immediate tax consequences to us, the participant or the immediate family member. Upon the subsequent exercise of the transferred option by the permitted family member, the participant will realize ordinary income in an amount measured by the difference between the option exercise price and the fair market value of the shares on the date of exercise, and we will be entitled to a deduction in the same amount. Any difference between this fair market value and the price at which the immediate family member may subsequently sell these shares will be treated as capital gain or loss to the permitted family member, long-term or short-term depending on the length of time the shares have been held by the permitted family member.

         Section 162(m) of the Internal Revenue Code places a limitation of $1,000,000 on the amount of compensation payable to specified executive officers of a publicly-held corporation that may be deducted for federal income tax purposes. This limitation does not apply to specified performance-based compensation paid under a plan that meets the requirements of the Internal Revenue Code and the Treasury Regulations promulgated thereunder. While the plan generally complies with the requirements for performance-based compensation, the $1,000,000 deduction limitation may apply to the exercise of some options as well as to some other awards granted to executive officers in the future. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options or other awards under the plan will quality as "performance-based compensation" so that deductions are not limited by Section 162(m).

            This discussion is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2002 Stock Option Plan. It is intended only to assist you in considering how to vote at the annual meeting and not as tax guidance. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. You should consult a tax adviser as to the tax consequences of participation in our 2002 Stock Option Plan.

PRIOR GRANTS OF OPTIONS

         As of the record date, options to purchase an aggregate of 53,750 common shares had been granted under the 2002 Stock Option Plan to three employees and seven trustees. The options granted under the 2002 Stock Option Plan have an exercise price of $20.93 and a term of 10 years.

         The following table indicates, as of the record date, specified information regarding options, which have been granted under the 2002 Stock Option Plan to the persons and groups indicated.


                                                                      NUMBER OF                           VALUE OF
                                                                    SHARES SUBJECT    EXERCISE PRICE     OPTIONS AT
                        NAME AND POSITION                             TO OPTIONS        PER SHARE      RECORD DATE (1)
                        -----------------                             ----------        ---------      ---------------
Charles R. Jones............................................            27,750            $20.93          $233,655
   President, Chief Executive Officer, Assistant Secretary
   and Trustee
David J. Obernesser.........................................            10,000            $20.93           $84,200
   Chief Financial Officer, Secretary and Vice President
All current executive officers as a group (2 persons).......            37,750            $20.93          $317,855
All current Trustees who are not executive officers as a
   group (7 persons)........................................            14,000            $20.93          $117,880
All employees as a group, other than executive officers
(1 person)(2)...............................................             2,000             $20.93          $16,840


-----------------------
(1) The closing sale price of our common shares on March 12, 2004 was $29.35 per share. Value is calculated by multiplying (i) the difference between $29.35 and the option exercise price by (ii) the number of common shares underlying the option.

(2) We have granted options to purchase an aggregate of 2,000 common shares to one employee, other than executive officers. These 2,000 options to purchase common shares have an exercise price of $20.93 per share and an aggregate value of $16,840 as of the record date.

         We believe that awards granted under the Amended and Restated 2002 Stock Plan will be granted primarily to those persons who possess a capacity to contribute significantly to our successful performance. Because persons to whom awards may be made are to be determined from time to time by the committee in its discretion, it is impossible at this time to indicate the precise number, names or positions of persons who will receive awards or the nature and terms of those awards.

VOTE REQUIRED AND BOARD RECOMMENDATION

         The affirmative vote of a majority of the votes present and voting on the matter at the annual meeting is required to approve and adopt the proposed amendments to the 2002 Stock Option Plan, provided that the total votes cast on the proposal represents over 50% of all shares entitled to vote.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE PLAN. PROXY CARDS EXECUTED AND RETURNED WILL BE SO VOTED UNLESS YOU PROVIDE INSTRUCTIONS TO THE CONTRARY.

                                   PROPOSAL 3
     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Although not required by our Bylaws, the Board of Trustees, following widely accepted corporate practice, asks shareholders to ratify the appointment of the firm of Ernst & Young LLP to be our independent certified public accountant for the fiscal year 2004. If the shareholders do not ratify this appointment, our Audit Committee may reconsider its action appointing Ernst & Young LLP. Ernst & Young LLP has been the independent certified public accountant for us since July 2002 and has advised us that no partner or employee of Ernst & Young LLP has any direct financial interest or any material indirect interest in us other than receiving payment for its services as independent certified public accountants.

         On July 2, 2002, we dismissed Arthur Andersen LLP as our independent auditors and engaged Ernst & Young LLP as our new independent auditors. The change in auditors became effective on July 2, 2002. This decision was approved by our Board of Trustees upon the recommendation of our Audit Committee.

         During our two fiscal years ended December 31, 2001, and the subsequent interim period through July 2, 2002, there were no disagreements between us and

Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within our two fiscal years ended December 31, 2001 or within the interim period through July 2, 2002.

         The audit reports of Arthur Andersen on our consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         We previously provided Arthur Andersen with a copy of the foregoing disclosures, and a letter from Arthur Andersen, dated July 2, 2002, stating its agreement with such statements was filed as an Exhibit 16.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2002 and is incorporated in this proxy statement by reference.

         During our two fiscal years ended December 31, 2001, and the subsequent interim period through July 2, 2002, we did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         A representative of Ernst & Young LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions raised orally at the meeting.

         Aggregate fees and costs billed to us by Ernst & Young LLP, our independent public accountant, and Arthur Andersen, our prior independent public accountants, for the fiscal years ended December 31, 2003 and 2002, were as follows for the referenced services:

AUDIT FEES

         Ernst & Young billed us an aggregate of $75,000 and $59,580 for professional services for the audit of our financial statements and review of the financial statements included in our quarterly reports on Form 10-Q for fiscal year 2003 and 2002, respectively. In addition, Ernst & Young billed us $127,126 for services in connection with the filing of the registration statement for a secondary offering of our common stock in July 2003. Our prior independent certified public accountants, Arthur Andersen, billed us $6,500 for the review of the Form 10-Q for the quarterly period ended March 31, 2002.

AUDIT-RELATED FEES

         Ernst & Young billed us an aggregate of $3,000 during the 2002 fiscal year for professional services in connection with an acquisition of a facility.

TAX FEES

         Ernst & Young billed us an aggregate of $36,600 and $4,000 during fiscal year 2003 and 2002, respectively for services for tax return preparation and services. Arthur Andersen billed us an aggregate of $48,355 during fiscal year 2002 for tax return preparation and tax research services.

ALL OTHER FEES

         No other fees were billed to us by Ernst & Young during fiscal year 2003 or 2002. No other fees were billed to us by Arthur Andersen during fiscal year 2002.

         All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's charter provides the Audit Committee has authority to pre-approve all audit and allowable non-audit services to be provided to us by our outside auditors.

In its performance of these responsibilities, prior approval of some non-audit services is not required if:

                  (i) these services involve no more than 5% of the revenues paid by us to the auditors during the fiscal year;

                  (ii) these services were not identified by us to be non-audit services at the time of the engagement, and

                  (iii) these services are approved by the Audit Committee prior to completion of the audit for that fiscal year.

The Audit Committee is permitted to delegate the responsibility to pre-approve audit and non-audit services to one or more members of the Audit Committee so long as any decision made by that member or members is presented to the full Audit Committee at its next scheduled meeting.

         The Audit Committee has considered the compatibility of the provision of services covered by the preceding paragraphs with the maintenance of the principal accountant's independence from us and has determined that the provision of these services is not incompatible with the maintenance of the requisite independence.


         The Audit Committee annually reviews the performance of the independent auditors and the fees charged for their services.

VOTE REQUIRED AND BOARD RECOMMENDATION

         Assuming the presence of a quorum at the annual meeting, the affirmative vote of a majority of the votes cast on the matter at the annual meeting is required to ratify the appointment of the firm of Ernst & Young LLP to be our independent certified public accountant for the 2004 fiscal year.

THE AUDIT COMMITTEE AND THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR APPROVAL OF PROPOSAL 3. PROXY CARDS PROPERLY COMPLETED AND RETURNED WILL BE SO VOTED UNLESS YOU PROVIDE CONTRARY INSTRUCTIONS IN THE PROXY CARD.

                   ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS
                         AND PROPOSALS FOR NEW BUSINESS

         In order for a shareholder proposal otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in our proxy statement for our 2005 annual meeting of shareholders, the proposals must be received at our principal executive office, 3300 PGA Boulevard, Suite 750, Palm Beach Gardens, Florida 33410, Attention: Secretary, on or before November 19, 2004.

         In addition, our Bylaws currently provide that in order for a shareholder to nominate a candidate for election as a trustee or propose business at our 2005 annual meeting of shareholders that is or is not the subject of a proposal timely submitted for inclusion in our proxy statement, written notice of this nomination or business, as prescribed in our Bylaws, must be received by our Secretary between January 29, 2005 and February 28, 2005. For additional requirements, a shareholder should refer to our Bylaws, a copy of which may be obtained from our Secretary without charge and upon request. If we do not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting.

OTHER MATTERS

         The Board of Trustees knows of no other matters to come before the annual meeting other than as set forth in the notice of annual meeting and described in this proxy statement and other than matters incidental to the conduct of the meeting. HOWEVER, IF ANY OTHER MATTER PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PERSON OR PERSONS NAMED AS PROXIES INTEND TO VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR DISCRETION ON SUCH MATTERS.

                       BY ORDER OF THE BOARD OF TRUSTEES.

                               David J. Obernesser
                    Vice President, Chief Financial Officer,
                             Secretary and Treasurer
March 22, 2004

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO, WILL BE MADE AVAILABLE WITHOUT CHARGE TO INTERESTED SHAREHOLDERS UPON WRITTEN REQUEST TO US.

                                   APPENDIX 1

                          CORRECTIONAL PROPERTIES TRUST

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

                            ADOPTED JANUARY 22, 2004

PREFACE

Correctional Properties Trust (the Company) has previously established an Audit Committee (the Audit Committee) comprised of three independent members of its Board of Trustees. In accordance with the Rules of the New York Stock Exchange, the Audit Committee has prepared and presented this amended and restated Audit Committee Charter (the Charter), to the Board of Trustees of the Company (the Board) for approval by the Board. In connection with the preparation of this Charter, the members of the Audit Committee reviewed and discussed with management, outside auditors and legal counsel for the Company the role of the Audit Committee, the purposes to be served by this Charter and the issues addressed in the Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees (the Blue Ribbon Report) and the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations of the Securities and Exchange Commission (the "SEC") applicable to audit committees. The Audit Committee recognized in its deliberations and in the drafting of this Charter that the Company has one financial officer, no internal audit employees and a business process associated with the acquisition and holding of real properties which are leased on a triple-net basis to tenants wholly responsible for the operation, maintenance and use of the properties. Accordingly, the Company has elected to outsource its internal audit function to a third party provider (the "Internal Auditor") which provider does not also function as the Company's independent outside auditor. This Internal Auditor shall conduct its reviews of the Company's financial records and report to the Company and the outside auditor in a manner that is consistent with agreed upon procedures.

In recognition of the limited scope of the Company's business operations, the Audit Committee has determined it can best achieve the purposes of the New York Stock Exchange Audit Committee Rules and effectively implement the insights summarized in the Blue Ribbon Report by organizing this Charter based upon the five Guiding Principles for Audit Committee Best Practices enumerated by the Blue Ribbon Committee in the Blue Ribbon Report as common sense fundamentals applicable to every corporation regardless of size or scope of operations. In lieu of enumerating as a part of this Charter the specific listing requirements of the New York Stock Exchange, the applicable provisions of the Act and the applicable rules and regulations of the SEC, this Charter obligates the Audit Committee and the Board to adhere to all laws, rules and regulations applicable to the Company. In keeping with this general obligation, each Audit Committee member is expected to become apprised of all new or amended laws, rules and regulations applicable to the Company and/or the Audit Committee by following the principles enumerated herein of regular and special communications with the Company's management and Chief Financial Officer, the Company's outside auditors and the Company's outside legal counsel.

Unless a Chairman is elected by the full Board, the members of the Audit Committee shall designate a Chairman by the majority vote of the full Audit Committee membership. The Chairman will chair all regular sessions of the Audit Committee and set the agendas for Audit Committee meetings. In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee to the extent such delegation is permitted by the rules and regulations of the New York Stock Exchange, the SEC and the Audit Committee rules and regulations under the Act.


GUIDING PRINCIPLE NUMBER ONE: THE AUDIT COMMITTEE'S KEY ROLE IN MONITORING THE OTHER COMPONENT PARTS OF THE AUDIT PROCESS.

GENERAL OVERSIGHT OF FINANCIAL REPORTING

The Audit Committee shall assure that direct communication between the Audit Committee and its Chairman with the Chief Financial Officer of the Company, the

Internal Auditor, and with the outside auditors is available and is conducted on a regular basis. The Chief Financial Officer is the only financial and accounting officer of the Company and the Audit Committee shall periodically review, with the Chairman and Chief Executive Officer of the Company and with the outside auditors, the Internal Auditor (consistent with agreed upon procedures), and outside legal counsel, the quality and effectiveness of the Company's internal controls and the adherence of the Chief Financial Officer and management to the internal controls.

The Audit Committee shall meet four times each year in conjunction with the regularly scheduled meetings of the Board and shall schedule a special meeting during the fourth quarter of each year to review all relevant year end issues with the Chief Financial Officer and outside auditors and to plan for year end financial reporting, the annual audit and preparation of the annual report of the Company. In addition, the Audit Committee or the Chairman of the Audit Committee shall also meet or communicate with the Chief Financial Officer, the Internal Auditor, or the outside auditors as and when necessary regarding any significant matter occurring between regularly scheduled meetings of the Audit Committee.

The Audit Committee shall review the Company's financial statements and financial reporting as follows:

      o Review and discuss with management and the outside auditors the audited financial statements and management's discussion and analysis of financial condition and results of operations ("MD&A") prior to the filing of the Company's Annual Report on Form 10-K and the dissemination of the Company's annual report. This review and discussion should include consideration of the quality of the Company's accounting policies and principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgment areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Audit Committee shall make a recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K.

      o Review and discuss with management and the outside auditors the quality and effectiveness of the Company's internal controls.

      o Review and discuss with management and the outside auditors the quarterly financial information and MD&A prior to the filing of the Company's Quarterly Reports on Form 10-Q.

      o The Chairman or the Audit Committee will review with management all earnings press releases prior to publication and dissemination as well as financial information and earnings guidance provided to analysts and rating agencies.


REVIEW OF AUDIT COMMITTEE RESPONSIBILITIES AND CHARTER

The Audit Committee shall review with the Chief Financial Officer, the Internal Auditor, outside auditors and outside legal counsel, at least once each year and otherwise as necessary, this Charter and all requirements of the New York Stock Exchange, the SEC and other laws and rules pertaining to the Audit Committee and this Charter. The review shall include recommendations to the Board of any prospective changes to this Charter or to the scope of the Audit Committee's activities deemed appropriate due to any changes in such requirements or the Company's Business Plan, operations or personnel.

                      COMPANY AND AUDIT COMMITTEE REPORTING

The management of the Company shall prepare, in consultation with the Internal Auditor, outside auditors and outside legal counsel, and each member of the Audit Committee shall review and approve, prior to the filing thereof, the Audit Committee Report contemplated by the rules adopted by the SEC (17 CFR 229.306) and the disclosure relating to the Audit Committee to be included in each proxy statement to be filed by the Company. To preserve the safe harbors afforded by the rules of the SEC for the benefit of the Company and the members of the Audit Committee, it shall be the policy of the Company not to treat and to not request the treatment of such reported Audit Committee information as soliciting material and to not incorporate any such information by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended. The Audit Committee shall report to the Board all actions taken by the Audit Committee in accordance with this Charter and shall, from time to time, make recommendations to the Board as contemplated by this Charter.

CONTINUING REVIEW AND OVERSIGHT OF COMPANY RISKS AND EXPOSURES

The Audit Committee shall regularly review with the Chief Financial Officer, the Internal Auditor, outside auditors and outside legal counsel, the laws, rules and regulations, including in particular any amendments thereto, pertaining to the Company and to the Audit Committee and any significant risks or exposures to the Company as a result thereof. The Audit Committee shall regularly review with management of the Company all special risks and exposures of the Company which arise from its operations and implementation of its Business Plan. The Audit Committee shall review with management of the Company, the Internal Auditor (consistent with agreed upon procedures) and with the outside auditors all steps taken by the Company to minimize any such risks or exposures to the Company.

GUIDING PRINCIPLE NUMBER TWO: INDEPENDENT COMMUNICATION AND INFORMATION FLOW BETWEEN THE AUDIT COMMITTEE AND THE CHIEF FINANCIAL OFFICER.

The Audit Committee shall receive a report from the Chief Financial Officer on all financial accounting, reporting and compliance matters at each meeting of the Audit Committee. The Audit Committee shall regularly review with the Chief Financial Officer the internal controls of the Company and shall separately review them with the Chairman and the Chief Executive Officer of the Company as well as the Internal Auditor (consistent with agreed upon procedures) and the outside auditor.

The Chairman of the Audit Committee shall ensure that the Chief Financial Officer and/or the Internal Auditor meets with the Audit Committee or its Chairman outside the presence of other management of the Company on a quarterly basis and on any occasion requested by the Chief Financial Officer, the Internal Auditor or any member of the Audit Committee. The Chief Financial Officer shall be charged with the responsibility to promptly report to the Audit Committee any matters which come to the Chief Financial Officer's attention which could have a meaningful effect on the Company's periodic or annual financial reports.

GUIDING PRINCIPLE NUMBER THREE: INDEPENDENT COMMUNICATION AND INFORMATION FLOW BETWEEN THE AUDIT COMMITTEE AND THE OUTSIDE AUDITORS.

RELATIONSHIP WITH THE OUTSIDE AUDITORS

  The Audit Committee shall review the performance of the outside auditors and have sole authority with respect to the engagement of the outside auditors to audit the financial statements of the Company and, if appropriate, the termination of that relationship. The Audit Committee shall also have sole authority with respect to determining the compensation to be paid to the outside auditors. The Audit Committee shall oversee the outside auditors' relationship with the Company by discussing with the outside auditors the nature, scope and rigor of the audit process, receiving and reviewing audit reports and providing the auditors full access to the Committee (and the Board) to report on appropriate matters. The Audit Committee shall approve, in advance, all audit and allowable non-audit services to be provided to the Company by its outside auditors. In its performance of these responsibilities, prior approval of certain non-audit services is not required if: (i) such services involve no more than 5% of the revenues paid by the Company to the auditors during the fiscal year; (ii) such services were not identified by the Company to be non-audit services at the time of the engagement, and (iii) such services are approved by the Committee prior to completion of the audit for such fiscal year. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decision made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

At least annually, the Audit Committee will discuss with management of the Company the timing and process for implementing the rotation of the lead audit (or coordinating) partner, the concurring (or reviewing) audit partner, and any other active audit engagement team partner at the outside auditor, and consider whether there should be regular rotation of the audit firm itself.

INDEPENDENCE OF OUTSIDE AUDITORS

The Audit Committee shall confirm at least annually and at any time upon a request therefor by the Chief Financial Officer or any member of the Audit Committee, the independence of the outside auditors and shall receive from the outside auditors a written statement delineating all relationships between the outside auditor and the Company, all services performed for the Company by the firm of outside auditors during the period covered by the statement and the fees associated therewith, and a representation to the Company to the effect that the outside auditors are independent accountants with respect to the Company within the meaning of relevant rules and regulations applicable to the Company. The Audit Committee shall review the written statement of the outside auditors with the Chief Financial Officer and shall consider such statement and other information in connection with the delivery by the Audit Committee of a report to the Board as to the independence of the outside auditors. The Audit Committee shall set clear hiring policies for employees or former employees of the outside auditors. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

COMMUNICATION WITH THE OUTSIDE AUDITORS

The Audit Committee shall receive a report from the outside auditors on all financial accounting, reporting and compliance matters at each meeting of the Audit Committee. The Chairman of the Audit Committee shall ensure that a representative of the outside auditors meets with the Audit Committee or its Chairman outside the presence of other management of the Company on a regular basis and on any occasion requested by the outside auditors or by any member of the Audit Committee. The Audit Committee shall periodically, but at least annually, review with the outside auditors the quality and effectiveness of the Company's internal controls and the adherence of the Chief Financial Officer and the Internal Auditor to the internal controls as well as any material issues raised by the most recent internal quality-control review, or peer review, of the outside auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditor.

The outside auditors shall be charged with the responsibility to promptly report to the Audit Committee and the Board any matters which come to the attention of the outside auditors which could have a meaningful effect on the Company's periodic or annual financial reports. The outside auditors shall report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor, and other material written communications between the outside auditor and management including any management letter or schedule of unadjusted differences. The Audit Committee shall consult with the Chief Financial Officer and the outside auditors regarding the audit plan and the fees of the outside auditors for the annual audit.

REVIEW OF AUDIT RESULTS BY THE AUDIT COMMITTEE

Upon completion of the annual audit by the outside auditors, the Audit Committee shall review with the Chief Financial Officer, the Internal Auditor (consistent with agreed upon procedures) and the outside auditors any significant findings and recommendations of the outside auditors, the audit results and all matters to be communicated to the Audit Committee under generally accepted auditing standards.

GUIDING PRINCIPLE NUMBER FOUR: CANDID DISCUSSIONS WITH MANAGEMENT AND OUTSIDE AUDITORS REGARDING ISSUES IMPLICATING JUDGMENT AND IMPACTING QUALITY.

The Audit Committee shall ensure that the Chief Financial Officer provides the Audit Committee with a summary of or information regarding any matters involving any significant changes to the financial statements and disclosure documents prior to the filing thereof, the emergence or elimination of high risk issues, any changes in accounting principles, financial reporting policies or accounting treatment for significant transactions and any significant variance between the Company budget and actual operations.

The Audit Committee shall discuss with the Chairman, the Chief Executive Officer, the Chief Financial Officer, the Internal Auditor (consistent with agreed upon procedures) and the outside auditors any significant matter provided to or brought to the attention of the Audit Committee. Management of the Company shall ensure that all significant matters affecting the Company's financial reporting, internal controls and compliance are presented to the Audit Committee by the Chief Financial Officer. The Chairman and Chief Executive Officer of the Company and the Chairman of the Compensation Committee shall communicate to the Chairman of the Audit Committee any significant issues relating to the Chief Financial Officer or the Internal Auditor or to the adherence to internal controls by the personnel of the Company at any time any such issue comes to their attention.

The Audit Committee has established, and shall periodically review, a whistleblower complaint procedures policy for the Company which establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters in connection with the Company and the confidential, anonymous submission by officers and employees of the Company of concerns regarding questionable accounting or auditing matters in connection with the Company.

The Audit Committee shall review with the outside auditor and the Internal Auditor (consistent with agreed upon procedures) any audit problems or difficulties encountered and management's response thereto.

The Audit Committee has the authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, to carry out its duties.

GUIDING PRINCIPLE NUMBER FIVE: DILIGENT AND KNOWLEDGEABLE AUDIT COMMITTEE MEMBERSHIP.

The Audit Committee shall be comprised of independent members of the Board who meet all of the membership requirements of the New York Stock Exchange, the SEC and the Act Audit Committee rules and regulations. Each member of the Audit Committee shall present to the Company appropriate information that evidences such member's satisfaction of these requirements. The Audit Committee shall request the outside auditors and outside legal counsel to periodically provide to the members of the Audit committee any information or educational materials believed to be helpful in carrying out the duties and responsibilities of a member of the Audit Committee. Management of the Company shall endeavor to inform the Audit Committee of all new matters that pertain to the responsibilities and role of members of the Audit Committee.

                                   APPENDIX 2

                          CORRECTIONAL PROPERTIES TRUST
                              AMENDED AND RESTATED
                                 2002 STOCK PLAN
------------------------------------------------------------------------------

SECTION 1. PURPOSE.

         The purpose of the Correctional Properties Trust Amended and Restated 2002 Stock Plan (the "Plan"), which completely amends and restates the Correctional Properties Trust 2002 Stock Option Plan, is to advance the interests of Correctional Properties Trust, a Maryland real estate investment trust, and its affiliates and subsidiaries, if any, by enabling the Company to attract and retain executive officers and other key employees and trustees (including non-employee trustees) of, and consultants to, the Company and to provide incentives to such persons to maximize the Company's Funds from Operations. The Company believes these purposes will be achieved under the Plan by offering such officers, employees, trustees (including non-employee trustees) and consultants performance-based share incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

SECTION 2. DEFINITIONS.

         For purposes of the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         (b) "Board" means the Board of Trustees of the Company.

         (c) "Book Value" means, as of any given date, on a per share basis (i) the shareholders' equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding Common Shares as of such year-end date (as adjusted by the Committee for subsequent events).

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (e) "Committee" means the Committee referred to in Section 3 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         (f) "Common Shares" means the common shares of beneficial interest, par value $.001 per share, of the Company.

         (g) "Company" means Correctional Properties Trust, a Maryland real estate investment trust, or any successor trust or corporation.

         (h) "Deferral Period" means the period described in Section 9(a) below.

         (i) "Deferred Shares" means an award made pursuant to Section 9 below of the right to receive Common Shares at the end of a specified Deferral Period.

         (j) "Disability" means a condition which the Committee determines, based upon medical evidence, is due to injury or sickness and restricts an individual from performing the material and substantive duties of his or her regular occupation to an extent that prevents the individual from engaging in such occupation.

         (k) "Effective Date of Restatement" means the date on which the Plan, as amended and restated herein, has been approved by the Board and the Company's shareholders.

         (l) "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the reported closing price of the Common Shares on the New York Stock Exchange or, if no such sale of Common Shares is reported on the New York Stock Exchange on such date, the fair market value of the Common Shares as determined by the Committee in good faith.

         (m) "Funds from Operations" means, in accordance with the resolution adopted by the Board of Governors of NAREIT, net income (loss) (computed in accordance with generally accepted accounting principles), excluding significant non-recurring items, gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.

         (n) "Immediate Family Member" means a person described in Section 6(b)
(v) below.

         (o) "Incentive Option" means any Share Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         (p) "Non-Qualified Option" means any Share Option that is not an Incentive Option.

         (q) "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 60.

         (r) "Other Share-Based Award" means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Common Shares.

         (s) "Plan" means this Correctional Properties Trust Amended and Restated 2002 Stock Plan, as hereinafter amended from time to time.

         (t) "Restricted Shares" means an award of Common Shares that is subject to restrictions under Section 8 below.

         (u) "Restriction Period" means the period described in Section 8(c) below.

         (v) "Retirement" means Normal Retirement.

         (w) "Share Appreciation Right" means the right pursuant to an award granted under Section 7 below to receive upon exercise an amount equal to the excess of the Fair Market Value of one Common Share over the price per share specified in the award agreement multiplied by the number of Common Shares in respect of which a Share Appreciation Right has been exercised.

         (x) "Share Option" or "Option" means any option to purchase Common Shares (including Restricted Shares and Deferred Shares, if the Committee so determines) granted pursuant to Section 6 below.

         (y) "Subsidiary" means any corporation (or other entity) in an unbroken chain of corporations and other entities beginning with the Company if each of the corporations and other entities (other than the last corporation or other entity in the unbroken chain) owns equity interests possessing more than 50% of the total combined voting power of all classes of equity interests in one of the other corporations or entities in the chain.

         In addition, the terms "Change in Control," "Potential Change in Control" and "Change in Control Price" shall have meanings set forth, respectively, in Sections 11(b), (c) and (d) below.

SECTION 3. ADMINISTRATION.

         The Plan shall be administered by a committee (the "Committee") to be appointed by the Board, consisting of two or more independent outside directors (each of whom qualifies as an "outside director" under Section 162(m) of the Code, and as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In the event a Committee of two or more qualifying directors cannot be formed, the Plan shall be administered by the Board. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option or other award granted or option or other award agreement entered into hereunder.

         The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers, employees, trustees (including non-employee trustees) and consultants eligible under Section 5: (i) Share Options, (ii) Share Appreciation Rights, (iii) Restricted Shares, (iv) Deferred Shares, and/or (v) Other Share-Based Awards.

         In particular, the Committee shall have the authority:

                  (i) to select the officers, employees, trustees (including non-employee trustees) and consultants of the Company and its Subsidiaries and Affiliates to whom Share Options, Share Appreciation Rights, Restricted Shares, Deferred Shares and/or Other Share-Based Awards may from time to time be granted hereunder,

                  (ii) to determine whether and to what extent Share Options, Share Appreciation Rights, Restricted Shares, Deferred Shares and/or Other Share-Based Awards, or any combination thereof, are to be granted hereunder to one or, more officers, employees, trustees (including non-employee trustees) and consultants of the Company and its Subsidiaries and Affiliates,

                  (iii) to determine the number of shares to be covered by each such award granted hereunder,

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price, vesting schedule and any other restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Share Option or other award and/or the Common Shares relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion),

                  (v) to determine whether and under what circumstances a Share Option may be settled in cash, Restricted Shares and/or Deferred Shares,

                  (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis,

                  (vii) to determine whether, to what extent and under what circumstances Common Shares and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period), and

                  (viii) to determine that an award to be granted under the Plan should qualify as "performance-based compensation" for purposes of section 162(m) of the Code. If and to the extent that the Committee determines that an award to be granted under the Plan should qualify as "performance-based compensation" for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such award shall be contingent upon achievement of pre-established performance goals and other terms, as follows:

                           (A) The performance goals for such awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 3. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such awards. Performance goals may differ for awards granted to any one participant or to different participants.

                           (B) One or more of the following business criteria for the Company, on a consolidated basis, and/or specified business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance
         Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to stockholders' equity.

                           (C) Achievement of performance goals in respect of such awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

         The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 4. COMMON SHARES SUBJECT TO PLAN.

         The total number of Common Shares reserved and available for distribution under the Plan shall be 200,000 shares (which includes Common Shares reserved for awards outstanding as of the Effective Date of Restatement). Such Common Shares may consist, in whole or in part, of authorized and unissued Common Shares. The maximum number of Common Shares with respect to which share-based awards may be granted during any calendar year to any one individual shall not exceed 50,000 shares.

         Subject to Section 6 below, if any Common Shares that have been optioned cease to be subject to a Share Option, or if any such Common Shares that are subject to any Restricted Shares or Deferred Shares award or Other Share-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Common Shares, such Common Shares shall again be available for future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, Common Share dividend, Common Share split or other change in corporate structure affecting the Common Shares, an adjustment shall be made in the aggregate number of Common Shares reserved for issuance under the Plan, in the number and option price of Common Shares subject to outstanding Options granted under the Plan, in the number and purchase price of Common Shares subject to outstanding Share Purchase Rights under the Plan, and in the number of Common Shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Common Shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Share Appreciation Right associated with any Share Option.

SECTION 5. ELIGIBILITY.

         All officers, employees, trustees (including non-employee trustees), and consultants of the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan; provided, however, that Incentive Options may only be granted to employees.


SECTION 6. SHARE OPTIONS.

         (a) Grant and Exercise. Share options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Share Option granted under the Plan shall be in such form as the Committee may from time to time approve. Share Options granted under the Plan may be of two types: (i) Incentive Options and (ii) Non-Qualified Options. The Committee shall have the authority to grant to any optionee Incentive Options, Non-Qualified Options, or both types of Share Options (in each case with or without Share Appreciation Rights).

         (b) Terms and Conditions. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (i) Option Price. The option price per Common Share purchasable under a Share Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Common Shares at the time of grant.

                  (ii) Option Term. The term of each Share Option shall be fixed by the Committee, but no Share Option shall be exercisable more than ten years after the date the Option is granted.

                  (iii) Exercisability. Share Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Share Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

                  (iv) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 6(b)(iii), Share Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, or such other instrument as the Committee may accept in its sole discretion. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of a Share Option or unrestricted Common Shares already owned by the optionee or, in the case of the exercise of a Non-Qualified Option, Restricted Shares or Deferred Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Share Option or the Common Shares on the date the option is exercised, as determined by the Committee).

                  If payment of the option exercise price of a Non-Qualified Option is made in whole or in part in the form of Restricted Shares or Deferred Shares, such Restricted Shares or Deferred Shares (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Shares award or Deferred Shares award in question, and any additional Common Shares received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

                  No Common Shares shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 15(a).

                  (v) Transferability of Options. Incentive Options shall be transferable by the optionee only by will or by the laws of descent and shall be exercisable, during the optionee's lifetime, only by the optionee. Non-Qualified Options shall be transferable by the optionee by will or by the laws of descent or, with the consent of the Committee, to (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) one or more entities in which the optionee has a 10% or greater equity interest, provided that (x) the share option agreement pursuant to which such Non-Qualified Options are granted must be approved by the Committee, and (y) subsequent transfers of transferred Non-Qualified Options shall be prohibited except those in accordance with this subparagraph (v). Following transfer, any such Non-Qualified Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Plan or the option agreement executed pursuant hereto, the term "optionee" shall be deemed to refer to the transferee.

                  (vi) Termination by Death. Subject to Section 6(x), if an optionee's employment by, or service with, the Company and any Subsidiary or Affiliate terminates by reason of death, all Share Options held by such optionee shall vest immediately and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of two years (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Share Option, whichever period is the shorter.

                  (vii) Termination by Reason of Retirement. Subject to Section 6(x), if an optionee's employment by, or service with, the Company and any Subsidiary or Affiliate terminates by reason of Retirement, any Share Option held by such optionee shall vest immediately and may thereafter be exercised by the optionee, from the date of such termination until the expiration of the stated term of such Share Option. In the event of termination of employment or service by reason of Retirement, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Option.

                  (viii) Termination for Cause. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by, or service with, the Company or any Subsidiary or Affiliate terminates for cause, all Share Options held by the optionee shall thereupon terminate. For purposes of this paragraph, "cause" shall mean the following:

                           (a) Embezzlement, fraud or criminal misconduct,

                           (b) Gross negligence, or the willful failure to perform the duties or responsibilities with respect to his position with the Company or any Subsidiary or Affiliate,

                           (c) Willful or continuing disregard for the safety or soundness of the Company or any Subsidiary or Affiliate,

                           (d) Willful or continuing violation of the published rules of the Company or any Subsidiary or Affiliate, or

                           (e) A request from a state or federal governmental agency having regulatory authority over the Company or any Subsidiary or Affiliate that the services of the optionee be terminated.

                  (ix) Termination by Other than Death, Retirement or Cause. Subject to Section 6(x), if an optionee's employment by, or service with, the Company and any Subsidiary or Affiliate terminates other than by death, Retirement or cause, any vested Share Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of two years from the date of such termination or until the expiration of the stated term of such Share Option whichever period is the shorter. In the event of such termination of employment, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Share Option will thereafter be treated as a Non-Qualified Option.

                  (x) Incentive Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Option under such
         Section 422.

                           If an Incentive Option granted under this Plan is first exercisable in any calendar year to obtain Common Shares having a fair market value (determined at the time of grant) in excess of $100,000, the option is treated as an Incentive Option for Common Shares having a fair market value (determined at the time of grant) equal to $100,000 and as a Non-Qualified Option for the remaining Common Shares. In making this determination, the rules specified in
         Section 422(d) of the Code shall be determinative, including the aggregate of all Incentive Options which are first exercisable in that calendar year under any plan of the Company.

                           To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                           (1) if (x) a participant's employment is terminated
                  by reason of death, Disability or Retirement and (y) the portion of any Incentive Option that is otherwise exercisable during the post-termination period specified under Section 6(f), (g) or (h), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Option; and

                           (2) if the exercise of an Incentive Option is
                  accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Option by reason of the $100,00 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Option.

                           An employee who owns Common Shares representing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company shall not be eligible to receive an incentive Option.

                  (xi) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Shares, Deferred Shares or Restricted Shares an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                  (xii) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred Shares or Restricted Shares, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred Shares or Restricted Shares determined without regard to the deferral limitations and/or forfeiture restrictions involved.

SECTION 7. SHARE APPRECIATION RIGHTS.

         (a) Grant and Exercise. Share Appreciation Rights may be granted either alone, in addition to or in conjunction with other awards granted under the Plan. A Share Appreciation Right may be exercised by a right holder, subject to
Section 7(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the right holder shall be entitled to receive an amount determined in the manner prescribed in Section 7(b).

          (b) Terms and Conditions. Share Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                  (i) Exercisability. Share Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. The exercise of Share Appreciation Rights held by right holders who are subject to Section 16(b) of the Exchange Act shall comply with Rule l6b-3 thereunder, to the extent applicable.

                  (ii) Method of Exercise. Upon the exercise of a Share Appreciation Right, a right holder shall be entitled to receive an amount in cash (or, if expressly provided in the award agreement, an amount in cash and/or Common Shares) equal in value to the excess of the Fair Market Value of one Common Share over the price per share specified in the award agreement multiplied by the number of Common Shares in respect of which the Share Appreciation Right shall have been exercised. The amount of cash and, if applicable, the number of Common Shares to be paid shall be calculated on the basis of the Fair Market Value of the Common Shares on the date of exercise.

                  (iii) Non-transferability of Share Appreciation Rights. Share Appreciation Rights shall not be transferable by the right holder.

                  (iv) Termination by Death. Except as otherwise provided in the award agreement, if a right holder's employment by, or service with, the Company and any Subsidiary or Affiliate terminates by reason of death, all Share Appreciation Rights held by such right holder shall vest immediately and may thereafter be exercised by the legal representative of the estate or by the legatee of the right holder under the will of the right holder, for a period of two years (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Share Appreciation Right, whichever period is the shorter.

                  (v) Termination by Reason of Retirement. Except as otherwise provided in the award agreement, if a right holder's employment by, or service with, the Company and any Subsidiary or Affiliate terminates by reason of Retirement, any Share Appreciation Right held by such right holder shall vest immediately and may thereafter be exercised by the right holder, from the date of such termination until the expiration of the stated term of such Share Appreciation Right.

                  (vi) Termination for Cause. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if the right holder's employment by, or service with, the Company or any Subsidiary or Affiliate is terminated for cause, all Share Appreciation Rights held by the right holder shall thereupon terminate. For purposes of this paragraph "cause" shall mean the following:

                           (a) Embezzlement, fraud or criminal misconduct,

                           (b) Gross negligence,

                           (c) Willful or continuing disregard for the safety or
                  soundness of the Company or any Subsidiary or Affiliate,

                           (d) Willful or continuing violation of the published
                  rules of the Company or any Subsidiary or Affiliate, or

                           (e) A request. from a state or federal governmental
                  agency having regulatory authority over the Company or any Subsidiary or Affiliate that the services of the right holder be terminated.

                  (vii) Termination by Other than Death, Retirement or Cause. Except as otherwise provided in the award agreement, if a right holder's employment by, or service with, the Company and any Subsidiary or Affiliate terminates other than by death, Retirement or cause, any vested Share Appreciation Right held by such right holder may thereafter be exercised by the right holder, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of two years from the date of such termination or until the expiration of the stated term of such Share Appreciation Right. whichever period is shorter.

                  (viii) Limited Share Appreciation Rights. In its sole discretion, the Committee may grant "Limited" Share Appreciation Rights under this Section 7 (i.e., Share Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control), subject to such terms and conditions as the Committee may specify at grant. Such Limited Share Appreciation Rights shall be settled solely in cash.

                  (ix) Settlement Provisions. The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Share Appreciation Right or Limited Share Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.


SECTION 8. RESTRICTED SHARES.

         (a) Administration. Restricted Shares may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Shares will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Shares (subject to Section 8(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Shares awards need not be the same with respect to each recipient.

         (b) Awards and Certificates. The prospective recipient of a Restricted Shares award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                  (i) The purchase price for Restricted Shares may be greater than, equal to, or less than their par value, and may be zero.

                  (ii) Awards of Restricted Shares must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Shares Award Agreement and paying whatever price (if any) is required under Section 8(b) (i).

                  (iii) Each participant receiving a Restricted Shares award shall be issued a share certificate in respect of such Restricted Shares. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                  (iv) The Committee shall require that the share certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Shares award, the participant shall have delivered a share power, endorsed in blank, relating to the Common Shares covered by such award.

         (c) Restrictions and Conditions. The Restricted Shares awarded pursuant to this Section 8 shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign Restricted Shares awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

                   (ii) Except as provided in this paragraph (ii) and in paragraph (i) above, the participant shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 15(e), in additional Restricted Shares to the extent shares are available under Section 4, or otherwise reinvested. Pursuant to
         Section 4 above, share dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares that arc subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

                  (iii) Subject to the applicable provisions of the award agreement and this Section 8, upon termination of a participant's employment by, or service with, the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction shall vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                  (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares, certificates for an appropriate number of unrestricted shares shall be promptly delivered to the participant.

         (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Shares to the recipient of a Restricted Shares award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 9. DEFERRED SHARES.

         (a) Administration. Deferred Shares may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Common Shares shall be awarded, the number of Deferred Shares to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Common Shares will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 9(b).

         The Committee may condition the grant of Deferred Shares upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion. The provisions of Deferred Shares awards need not be the same with respect to each recipient.

         (b) Terms and Conditions. The shares of Deferred Shares awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement referred to in Section 9(b)(vi) below, Deferred Shares awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 9(b)(v), where applicable), share certificates shall be delivered to the participant or his legal representative, in a number equal to the shares covered by the Deferred Shares award.

                  (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Shares award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Shares, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

                  (iii) Subject to the provisions of the award agreement and this Section 9, upon termination of a participant's employment by, or service with, the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Shares in question shall vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                   (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Shares award and/or waive the deferral limitations for all or any part of such award.

                  (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for such Deferred Shares award (or such installment).

                  (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Shares agreement executed by the Company and the participant.

         (c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and the service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Shares to the recipient of a Deferred Shares award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 10. OTHER SHARE-BASED AWARDS.

         (a) Administration. Other awards of Common Shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares ("Other Share-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Share awards or options valued by reference to Book Value or subsidiary performance, may be granted either alone or in addition to or in tandem with Share Options, Share Appreciation Rights, Restricted Shares or Deferred Shares granted under the Plan and/or cash awards made outside of the Plan.

         Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of Common Shares to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Shares upon the completion of a specified performance period. The provisions of Other Share-Based Awards need not be the same with respect to each recipient.

         (b) Terms and Conditions. Other Share-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement referred to in Section 10(b)(v) below, shares subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

                  (ii) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the. Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Common Shares or otherwise reinvested.

                  (iii) Any award under this Section 10 and any Common Shares covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

                  (iv) In the event of the participant's Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 10.

                  (v) Each award under this Section 10 shall be confirmed by, and subject to the terms of. an agreement or other instrument by the Company and by the participant.

                  (vi) Common Shares (including securities convertible into Common Shares) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

SECTION 11. CHANGE IN CONTROL PROVISIONS.

         (a) Impact of Event. To the extent provided for in the award agreement evidencing an award, in the event of:

                  (1) a "Change in Control" as defined in Section 11(b), or

                  (2) a "Potential Change in Control" as defined in section 11(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions may apply:

                  (i) Any Share Appreciation Rights (including, without limitation, any Limited Share Appreciation Rights) outstanding for at least six months and any Share Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                  (ii) The restrictions and deferral limitations applicable to any Restricted Shares, Deferred Shares and Other Share-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

                  (iii) The value of all outstanding Share Options, Share Appreciation Rights, Restricted Shares, Deferred Shares and Other Share-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 11(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

         (b) Definition of "Change in Control." For purposes of Section 11(a), a "Change in Control" means the happening of any of the following:

                  (i) any person or entity, including a "group" as defined in
         Section 13(d) (3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of trustees of the Company (other, than as a result of an issuance of securities initiated by the Company in the ordinary course of business), or

                  (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the trustees of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of trustees of the Company immediately prior to such transaction, or

                  (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each trustee of the Company first elected during such' period was approved by a vote of at least two-thirds of the trustees of the Company then still in office who were trustees of the Company at the beginning of any such period.

         (c) Definition of "Potential Change in Control." For purposes of
Section 11(a), a "Potential Change in Control" means the happening of any one of the following:

                  (i) The approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b), or

                  (ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

         (d) Definition of "Change in Control Price." For purposes of this
Section 11, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange or paid or offered in any bona tide transaction related to a potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Options and Share Appreciation Rights relating to Incentive Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Share Appreciation Rights (or Limited Share Appreciation Rights) or, where applicable, the date on which a cashout occurs under Section 11(a) (2) (iii).

SECTION 12. OWNERSHIP LIMITATION.

         All awards hereunder shall be subject to the ownership limitations set forth in the Declaration of Trust of the Company as such may be amended from time to time. Without limiting the generality of the foregoing, any award which causes a recipient, or any constructive or beneficial owner of Shares (as determined under Sections 318 and 544, respectively, of the Code), to own or be deemed to own shares in excess of such ownership limitations shall be void.

SECTION 13. AMENDMENTS AND TERMINATION.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Share Option, Share Appreciation Right (or Limited Share Appreciation Right), Restricted or Deferred Shares award, Share Purchase Right or Other Share-Based Award theretofore granted, without the optionee's or participant's consent. Furthermore, with the approval of the Company's shareholders, the Board may: (a) increase the total number of shares reserved for issuance under the Plan (other than as an adjustment provided for under Section 4 hereof, which shall not require shareholder approval), and (b) change the persons or class of persons eligible to participate in the Plan.

         The Committee may amend the terms of any Share Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 4 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Share Options for previously granted Share Options (on a one for one or other basis), including previously granted Share Options having higher option exercise prices. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

         Additionally, in the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Common Shares are exchanged for or converted into securities issued by another entity, then the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee or the Board, assume each outstanding award or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution, and are not cashed out pursuant to Section 11(a)(iii), then each award shall terminate upon the consummation of the sale, merger, consolidation, or other corporate transaction. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 13 a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any awards that are then exercisable (including any awards that may become exercisable upon the closing date of such transaction). A participant may condition his exercise of any award upon the consummation of the transaction.

SECTION 14. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to an payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Shares or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 15. GENERAL PROVISIONS.

         (a) The Committee may require each person purchasing shares pursuant to a Share Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for Common Shares or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) The adoption of the Plan shall not confer upon any employee or service provider of the Company or any Subsidiary or Affiliate any right to continued employment by, or service with, the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees or the services of any of its service providers at any time.

         (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Shares, including Common Shares that are part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Shares (or in Deferred Shares or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient Shares are available under Section 4 for such reinvestment (taking into account then outstanding Share Options, Share Purchase Rights and other Plan awards).

         (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland.

SECTION 16. EFFECTIVE DATE OF PLAN.

         The Plan was initially effective as of the date of the Plan's initial approval by the Board and the Company's shareholders. The Plan, as amended and restated herein, shall be effective as of the Restatement Effective Date.

SECTION 17. TERM OF PLAN.

         No Share Option, Share Appreciation Right, Restricted Shares award, Deferred Shares award or Other Share-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date as set forth in
Section 16 above, but awards granted prior to such tenth anniversary may extend beyond that date.

SECTION 18. RESTRICTIONS ON TRANSFER.

         Awards of derivative securities (as defined in Rule 16a-1(c) under the Exchange Act or any successor definition adopted by the Securities and Exchange Commission) granted under the Plan shall not be transferable except (a) by will or the laws of descent and distribution, or (b) as provided in Sections 6(b) and 7(b) of the Plan.

                                                        Please Mark
                                                        Here for Address [X]
                                                        Change
                                                        or Comments
                                                        SEE REVERSE SIDE

The Board of Trustees recommends a vote FOR each of the Nominees for Trustee and FOR Proposals 2 and 3.


1.    ELECTION OF CLASS III TRUSTEES:

Nominees:

1.  Charles R. Jones
2.  James D. Motta

VOTE FOR all nominees listed       VOTE WITHHELD
(except as marked to the            as to all nominees.
the contrary).
     [ ]                                   [ ]

2. To approve and adopt amendments to the Correctional Properties Trust 2002 Stock Option Plan.

      For     Against      Abstain
      [ ]       [ ]          [ ]

3. To ratify the appointment of Ernst & Young LLP as the independent certified public accountants of Correctional Properties Trust for the fiscal year 2004.

      For     Against      Abstain
      [ ]       [ ]          [ ]

4. To vote and otherwise represent the undersigned upon such other business as may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

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Signature(s)_______________________ Signature if held jointly_________________

Dated: _______________, 2004 Please date and sign exactly as name appears above. Joint owners should each sign. Attorneys-in-fact, Executors, Administrators, Trustees, Guardians, or corporate officers should give full title. Please sign and return this Proxy in the accompanying addressed envelope.

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

                          CORRECTIONAL PROPERTIES TRUST
                          3300 PGA Boulevard Suite 750
                        Palm Beach Gardens, Florida 33410

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Correctional Properties Trust, a Maryland real estate investment trust (the Trust), hereby appoints Charles R. Jones and David
J. Obernesser, or either of them, as Proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Trust to be held at Embassy Suites Hotel, 4380 PGA Boulevard, Palm Beach Gardens, Florida, at 11:30 a.m. local time on April 29, 2004, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR TRUSTEE AND FOR PROPOSALS 2 AND 3 AS DESCRIBED IN THE PROXY STATEMENT, AND IN THE DISCRETIION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

        (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON OTHER SIDE.)

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    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
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